UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders.

Brookfield
20 19
ANNUAL REPORT
DECEMBER 31, 2019

Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $19 billion of assets under management as of December 31, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $540 billion of assets under management as of December 31, 2019. For more information, go to https://publicsecurities.brookfield.com/en.
Brookfield Investment Funds (the “Trust”) is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Trust is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”) and Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”) (each, a “Fund,” and collectively, the “Funds”) for the year ended December 31, 2019.
Global equities had a banner year in 2019, driven by strong returns in the first and fourth quarters. The MSCI World Index returned 28.40%1 in 2019. The end of the year brought increased clarity around certain geopolitical headwinds, as well as the medium-term direction of U.S. monetary policy.
The trade war between the U.S. and China continued throughout the year, with the tit-for-tat tariff escalation carrying over from 2018. However, the two parties formally agreed to terms of a “Phase One” trade deal in December, which was subsequently signed in January 2020.
Similarly, Brexit negotiations continued throughout the year, contributing to geopolitical uncertainty. But in December, United Kingdom Prime Minister Boris Johnson’s Conservative Party secured the majority of Parliamentary seats during the general election. The victory gave Johnson the necessary support for the U.K. to finally exit European Union, which took place on January 31, 2020.
Clouding the global economic outlook, however, is the latest coronavirus outbreak (COVID-19). Global economic growth is likely to face meaningful challenges as governments struggle to contain the virus. While it is still early, some of the world’s largest companies have already indicated that interruptions to the global supply chain will dampen growth expectations. Additionally, lingering political uncertainty remains in Hong Kong. A June 2019 rally against a proposed law allowing extradition to mainland China turned into a broader anti-China movement. Multiple protests and civil unrest pushed Hong Kong into recession for the first time in a decade.
In terms of monetary policy, the U.S. Federal Reserve ("Fed") took a more dovish approach to interest rates versus their 2018 stance, cutting rates three times during the year (25 basis points each in August, September and October). The cuts reflected a shift in the bank's views about the risks to the health of the U.S. economy and its ability to shield itself from those potential risks. Fed Chairman Jerome Powell also indicated that rates are unlikely to move higher or lower in the near term. And while his comments provide some clarity around magnitude of near-term rate moves, less clear is the longer-term makeup of the Federal Reserve and its political independence. The most recent nominee to the Fed’s board of governors advocated for greater coordination between the Fed and the President. This has fueled speculation that any “heir apparent” to the Fed chair appointed by the current administration could politicize the historically independent institution.
Real asset equity performance was strong during the year. After outperforming through the first three quarters, real asset equities lagged broader equities in the fourth quarter amid the “risk-on” rally in the final months of the year. On a relative basis, infrastructure equities performed roughly in line with broader equities, while real estate equities trailed broader markets. Within fixed income, real asset debt securities slightly outpaced broader credit during the year.
Assuming we see progress on the global trade front and containment of COVID-19, we expect a moderate continuation of the current growth cycle, accompanied with low inflation and low interest rates. We see real assets as well positioned in this environment, given their income-oriented nature and historically moderate earnings growth profiles; as well as their ability to act defensively should volatility arise.
Beyond the current environment, we believe a strategic allocation to listed real assets can benefit investors seeking attractive current income, moderate growth exposure and the potential to mitigate downside risk.
In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Funds’ audited financial statements and schedule of investments as of December 31, 2019.
2019 Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information. Thank you for your support.
Brian F. Hurley
President
Brookfield Investment Funds
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.
1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
Must be preceded or accompanied by a prospectus.
Mutual fund investing involves risk. Principal loss is possible.
Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
2Brookfield Public Securities Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period (07/01/19– 12/31/19)(1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.35%	$1,000.00	$1,043.60	$ 6.95
Class C Shares	2.10%	1,000.00	1,039.60	10.80
Class Y Shares	1.10%	1,000.00	1,045.60	5.67
Class I Shares	1.10%	1,000.00	1,045.60	5.67
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.40	6.87
Class C Shares	2.10%	1,000.00	1,014.62	10.66
Class Y Shares	1.10%	1,000.00	1,019.66	5.60
Class I Shares	1.10%	1,000.00	1,019.66	5.60
2019 Annual Report3

About Your Fund’s Expenses  (continued)

	Annualized Expense Ratio	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period (07/01/19– 12/31/19)(1)
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$1,045.40	$ 6.19
Class C Shares	1.95%	1,000.00	1,040.50	10.03
Class Y Shares	0.95%	1,000.00	1,045.80	4.90
Class I Shares	0.95%	1,000.00	1,046.60	4.90
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class Y Shares	0.95%	1,000.00	1,020.42	4.84
Class I Shares	0.95%	1,000.00	1,020.42	4.84
U.S. REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$1,058.90	$ 6.23
Class C Shares	1.95%	1,000.00	1,055.50	10.10
Class Y Shares	0.95%	1,000.00	1,060.20	4.93
Class I Shares	0.95%	1,000.00	1,060.40	4.93
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class Y Shares	0.95%	1,000.00	1,020.42	4.84
Class I Shares	0.95%	1,000.00	1,020.42	4.84
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.35%	$1,000.00	$1,042.60	$ 6.95
Class C Shares	2.10%	1,000.00	1,038.70	10.79
Class Y Shares	1.10%	1,000.00	1,044.00	5.67
Class I Shares	1.10%	1,000.00	1,044.10	5.67
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.40	6.87
Class C Shares	2.10%	1,000.00	1,014.62	10.66
Class Y Shares	1.10%	1,000.00	1,019.66	5.60
Class I Shares	1.10%	1,000.00	1,019.66	5.60
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).
4Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2019, the Infrastructure Fund, Class I had a total return of 25.39%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the Dow Jones Brookfield Global Infrastructure Composite Index,1 which returned 26.53%.
By sector, Electricity Transmission & Distribution was the leading contributor to relative returns driven by underweight exposure and stock selection. Gas Utilities also contributed due to underweight exposure and stock selection. A non-index allocation to Renewables/Electric Generation contributed as well.
Conversely, Communications was the leading detractor from returns due to underweight exposure and stock selection. The Midstream sector also detracted due to stock selection. Pipeline (MLP) detracted as well, driven by overweight exposure and stock selection.
By region, Asia Pacific (underweight exposure and stock selection) was the leading regional contributor, as stocks in the region lagged amid global trade uncertainty, as well as civil unrest in Hong Kong. Continental Europe (overweight exposure and stock selection) also contributed. Conversely, the U.K. (overweight exposure and stock selection) was the leading detractor by region. Canada (underweight exposure and stock selection) detracted as well.
By security, Aqua America, Inc. (WTR, Water, U.S.) was the leading contributor to relative returns due to overweight exposure. The stock performed well following the news that Canada Pension Plan Investment Board (“CPPIB”) would invest $750 million to help Aqua America’s acquisition of privately-held Peoples Gas. Non-index allocations to Orsted A/S (ORSTED.DC, Renewables/Electric Generation, Continental Europe) and Entergy Corporation (ETR, Renewables/Electric Generation, U.S.) were also leading contributors to relative returns.
Conversely, SBA Communications Corp. (SBAC, Communications, U.S.) was the leading detractor from relative returns due to underweight exposure. The stock performed very well in 2019, along with other U.S. tower companies. Underweight exposure to ONEOK, Inc. (OKE, Midstream, U.S.) also detracted from returns, as did overweight exposure to Energy Transfer, L.P. (ET, Pipeline (MLP), U.S.).
INFRASTRUCTURE MARKET OVERVIEW
Listed infrastructure securities, as measured by the Dow Jones Brookfield Global Infrastructure Composite Index, returned 26.53% during the year. By region, the Americas, Europe and Asia Pacific returned 23.33%, 18.57% and 9.09%, respectively. By sector, Communications posted the largest gains (+35.72%), followed by Water (+31.33%), Diversified (+25.17%), Airports (+19.75%), Oil & Gas Storage & Transportation (+16.58%), Toll Roads (+15.33%) and Electricity Transmission & Distribution (+10.72%). Only Ports (−12.35%) declined during the year. The Alerian MLP Index rose 6.56% in 2019.2
Within communications, U.S. tower communication stocks continued to perform well driven by strong earnings and steady organic growth expectations, which have been driven by rising forecasts for data traffic as well as increasing capital expenditures ("CapEx") among carriers. Sentiment related to the rollout of 5G networks and increased flows from real estate managers also contributed to performance.
Within utilities, the water sector was the strongest performer. Water stocks in the U.K. rallied in the aftermath of the outcome of the U.K. election as the nationalization threat was removed. Returns in the U.S. were buoyed by several company-specific catalysts. Within electricity transmission & distribution, strong performance in U.K. stocks was offset by select company-specific weakness in U.S. names. Gas utilities generally lagged amid weakness in Asia.
Within the transports sector, returns were strong with the exception of ports, which continued to struggle amid global trade disputes. Airports and toll roads each posted double-digit returns as fundamentals were favorable for the year.
2019 Annual Report5

Brookfield Global Listed Infrastructure Fund

Energy infrastructure equity performance whipsawed during the year. The sector rallied early in the year as “risk-on” sentiment returned to the market, but gave back many gains throughout the summer and into the fall amid commodity price weakness. Ultimately energy infrastructure rallied at the end of the year on the heels of additional OPEC cuts and the easing of certain technical pressures.3

1 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs.
2 The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX).
3 Sector returns are represented by direct subsets of the Dow Jones Brookfield Global Infrastructure Index.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
We believe infrastructure equities, relative to broader equities, are well positioned in the current environment. We see an increased likelihood for greater volatility in financial markets and we believe infrastructure can benefit from their inherent defensive characteristics. Within our portfolio, we remain focused on stock-specific, high-conviction ideas; and in general, we have looked to mitigate any overt risk to certain macroeconomic factors, including interest rates, commodity prices and political issues.
In our view, fundamentals are favorable within the utilities sector given the presence of several catalysts. Companies across the industry continue to put capital to work to upgrade equipment and shift towards cleaner sources of generation. According to research from UBS, estimates call for nearly half a trillion U.S. dollars in capital spending over the next five years, which should serve as the basis for continued rate base and earnings expansion. Sentiment for U.S. utilities is strong as investors seek yield-oriented securities. This is particularly true for international investors, where nominal yields are negative in many cases. Utilities exposed to low-cost renewables remains one of our highest-conviction ideas and we continue to take select exposure in water, gas and electricity transmission & distribution where we see the valuation proposition as favorable.
Within energy infrastructure, we remain concentrated in what we believe are best-in-class names with integrated footprints exposed to low-cost basins.
Toll roads remain our favored source of exposure within transports, given the sub-sector’s relative economic insensitivity compared to other transport assets. We think fundamentals are strong as traffic continues to grow at a sustainable pace. We are less enthusiastic about airports given the higher sensitivity to an economic slowdown, large capital spending plans in 2020 and an increasingly unfavorable regulatory environment.
We also believe communication infrastructure fundamentals remain strong. Although consumer adoption of 5G appears to be underwhelming thus far, enterprise-level adoption can still provide many avenues of mobile data growth through cellular internet of things (IoT) applications. However, valuations remain elevated, with many stocks in this universe trading in line with some of the most heavily regulated utilities. As value investors, we have concentrated our exposure in names we believe offer the best risk-adjusted returns.
6Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	25.06%	2.85%	7.44%
Class A (Including Sales Charge)	19.13%	1.84%	6.78%
Class C (Excluding Sales Charge)	24.13%	2.07%	5.80%
Class Y Shares	25.42%	3.12%	7.80%
Class I Shares	25.39%	3.12%	7.81%
Dow Jones Brookfield Global Infrastructure Composite Index	26.53%	4.48%	8.97%

* Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Total Return Index references Class I’s inception date. All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 30, 2019, for Class A is 1.44% and 1.35%, Class C is 2.19% and 2.10%, Class Y is 1.19% and 1.10% and Class I is 1.19% and 1.10%, respectively, for the year ended December 31, 2018.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2020. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Infrastructure Fund—Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2019 compared to the Dow Jones Brookfield Global Infrastructure Composite Index.
Class I Shares
2019 Annual Report7

Brookfield Global Listed Infrastructure Fund

Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
8Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund
Portfolio Characteristics (Unaudited)
December 31, 2019

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	52.7%
Canada	12.4%
United Kingdom	7.8%
France	5.4%
China	3.5%
Italy	3.3%
Australia	3.0%
Spain	2.5%
Brazil	2.2%
Japan	1.5%
Mexico	1.4%
Portugal	1.3%
Luxembourg	1.1%
Denmark	1.1%
Hong Kong	0.8%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Pipelines	15.5%
Toll Roads	14.1%
Communications	13.9%
Electricity Transmission & Distribution	13.9%
Pipeline (MLP)	13.6%
Renewables/Electric Generation	12.3%
Midstream	6.2%
Gas Utilities	5.0%
Water	4.4%
Rail	1.1%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
American Tower Corp.	8.7%
National Grid PLC	6.2%
Vinci SA	5.4%
Enterprise Products Partners LP	5.0%
Sempra Energy	4.4%
Energy Transfer LP	4.3%
Enbridge, Inc.	4.2%
TC Energy Corp.	3.8%
SBA Communications Corp.	3.3%
Kinder Morgan, Inc.	3.0%
2019 Annual Report9

Brookfield Global Listed Infrastructure Fund
Schedule of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS – 97.5%
AUSTRALIA – 2.9%
Toll Roads – 2.9%
Transurban Group	636,170	$ 6,658,820
Total AUSTRALIA		6,658,820
BRAZIL – 2.2%
Electricity Transmission & Distribution – 1.1%
CPFL Energia SA	274,694	2,435,167
Rail – 1.1%
Rumo SA (n)	379,000	2,467,051
Total BRAZIL		4,902,218
CANADA – 12.1%
Pipelines – 12.1%
Enbridge, Inc.	233,200	9,271,969
Inter Pipeline Ltd.	222,200	3,856,908
Pembina Pipeline Corp.	155,700	5,770,930
TC Energy Corp.	158,835	8,459,458
Total Pipelines		27,359,265
Total CANADA		27,359,265
CHINA – 3.4%
Communications – 0.7%
China Tower Corporation Ltd. (e)	7,843,662	1,732,901
Gas Utilities – 2.0%
China Gas Holdings Ltd.	1,192,012	4,463,146
Pipeline (MLP) – 0.7%
Kunlun Energy Company Ltd.	1,739,400	1,536,655
Total CHINA		7,732,702
DENMARK – 1.1%
Renewables/Electric Generation – 1.1%
Orsted A/S (e)	23,700	2,451,166
Total DENMARK		2,451,166
FRANCE – 5.3%
Toll Roads – 5.3%
Vinci SA	107,000	11,917,031
Total FRANCE		11,917,031
HONG KONG – 0.7%
Renewables/Electric Generation – 0.7%
CLP Holdings Ltd.	156,679	1,644,726
Total HONG KONG		1,644,726
ITALY – 3.2%
Renewables/Electric Generation – 1.4%
Enel SpA	402,800	3,199,787
Toll Roads – 1.8%
Atlantia SpA	170,806	3,986,444
Total ITALY		7,186,231

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
JAPAN – 1.5%
Gas Utilities – 1.5%
Tokyo Gas Company Ltd.	135,900	$ 3,302,222
Total JAPAN		3,302,222
LUXEMBOURG – 1.1%
Communications – 1.1%
SES SA	179,400	2,521,595
Total LUXEMBOURG		2,521,595
MEXICO – 1.4%
Toll Roads – 1.4%
Promotora y Operadora de Infraestructura SAB de CV	310,450	3,177,484
Total MEXICO		3,177,484
PORTUGAL – 1.3%
Renewables/Electric Generation – 1.3%
EDP - Energias de Portugal SA	661,500	2,870,523
Total PORTUGAL		2,870,523
SPAIN – 2.4%
Toll Roads – 2.4%
Ferrovial SA	177,867	5,388,887
Total SPAIN		5,388,887
UNITED KINGDOM – 7.6%
Electricity Transmission & Distribution – 6.1%
National Grid PLC	1,097,532	13,716,133
Water – 1.5%
Pennon Group PLC	260,700	3,536,081
Total UNITED KINGDOM		17,252,214
UNITED STATES – 51.3%
Communications – 11.7%
American Tower Corp.	83,103	19,098,732
SBA Communications Corp.	30,500	7,350,195
Total Communications		26,448,927
Electricity Transmission & Distribution – 6.4%
CenterPoint Energy, Inc.	100,700	2,746,089
Edison International	27,600	2,081,316
Sempra Energy	64,105	9,710,625
Total Electricity Transmission & Distribution		14,538,030
Gas Utilities – 1.5%
Atmos Energy Corp.	29,900	3,344,614
Midstream – 6.0%
Cheniere Energy, Inc. (n)	89,700	5,477,979
Equitrans Midstream Corp.	176,600	2,359,376
The Williams Companies, Inc.	246,700	5,851,724
Total Midstream		13,689,079

See Notes to Financial Statements.
2019 Annual Report11

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Pipeline (MLP) – 12.5%
Energy Transfer LP	734,084	$ 9,418,298
Enterprise Products Partners LP	394,169	11,099,799
Magellan Midstream Partners LP	69,200	4,350,604
Plains All American Pipeline LP	187,400	3,446,286
Total Pipeline (MLP)		28,314,987
Pipelines – 3.0%
Kinder Morgan, Inc.	317,000	6,710,890
Renewables/Electric Generation – 7.5%
American Electric Power Company, Inc.	57,300	5,415,423
Entergy Corp.	50,400	6,037,920
FirstEnergy Corp.	111,200	5,404,320
Total Renewables/Electric Generation		16,857,663
Water – 2.7%
Aqua America, Inc.	131,385	6,167,212
Total UNITED STATES		116,071,402
Total COMMON STOCKS (Cost $173,942,674)		220,436,486
Total Investments – 97.5% (Cost $173,942,674)		220,436,486
Other Assets in Excess of Liabilities – 2.5%		5,754,562
TOTAL NET ASSETS – 100.0%		$226,191,048

LP— Limited Partnership
MLP— Master Limited Partnership

(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the total value of all such securities was $4,184,067 or 1.8% of net assets.
(n)	— Non-income producing security.

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2019, the Global Real Estate Fund, Class I had a total return of 20.44%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the FTSE EPRA NAREIT Developed Index,1 which returned 21.91%.
During the 12-month period ending December 31, 2019, retail was the leading sector contributor to relative returns driven by underweight exposure. Residential also contributed due to stock selection and overweight exposure. Stock selection within net lease contributed as well. Conversely, the diversified sector was the leading detractor from returns due to stock selection. Underperformance was driven by positioning in the U.K., Hong Kong and Australia. Industrial and hotels also detracted due to stock selection.
By region, Canada and the U.S. were the leading contributors to relative returns, both driven by positive stock selection. Hong Kong/China and the U.K. were the leading relative detractors due to stock selection and overweight exposure.
By security, overweight exposure to Mid-America Apartment Communities (MAA, Residential, U.S.) was the leading contributor to relative performance. Residential stocks were among the best performing property types in 2019. An overweight allocation to Americold Realty Trust (COLD, Industrial, U.S.) also contributed to relative performance. The stock began trading in January 2019 and performed well amid positive fundamentals in the cold storage sub-sector. Underweight exposure to Simon Property Group (SPG, Retail, U.S.) contributed positively as well.
Conversely, overweight positions in Hongkong Land Holdings Limited (HKL.SP, Office, Hong Kong) and Sun Hung Kai Properties Limited (16.HK, Diversified, Hong Kong) were among the leading detractors from returns. The stocks lagged amid trade uncertainty and civil unrest in the region. Overweight exposure to Park Hotels & Resorts, Inc. (PK, Hotel, U.S.) was also a leading detractor. The sector underperformed on concerns about a slowing economy and the potential impacts to revenue per available room (RevPAR) growth.
GLOBAL REAL ESTATE MARKET OVERVIEW
Global real estate securities, as measured by the FTSE EPRA Nareit Developed Index1 (the “Benchmark”) gained 21.91% during the year. By region, Europe, North America and Asia Pacific returned 27.34%, 24.51% and 17.10%, respectively.
All U.S. property types posted gains during the year, led by Industrial (+48.88%), followed by Residential (+30.96%), Office (+30.78%), Mixed (+29.99%), Diversified (+24.65%), Healthcare (+20.57%), Hotels (+15.98%), Self Storage (+13.70%) and Retail (10.57%).
European real estate securities returns were primarily driven by strong performance in the U.K. in the latter part of the year. U.K. real estate securities rallied leading up to (and following) the December general election. Boris Johnson was elected prime minister and his Conservative Party won a meaningful majority in Parliament, setting the stage to finalize Brexit. Market sentiment was positive amid the greater clarity around a potential resolution to the U.K.’s departure from the European Union. Conversely, weakness in Asia Pacific was largely due to Hong Kong. The combination of U.S.-China trade concerns, as well as the increase in civil unrest in Hong Kong soured sentiment for real estate securities in the region.
Among U.S. property types, the momentum trade in the industrial sector persisted as cap rates (which are calculated by dividing net operating income by a property’s asset value), continued to compress. U.S. residential was also a meaningful outperformer during the year amid positive fundamentals across most markets. Gains in the office sector were fairly broad based across regional markets, with the exception of companies focused on New York City.
U.S. retail stocks continued to lag the broader real estate sector as structural headwinds took their toll on the sector broadly. The self storage sector lagged the broader index, likely due to concerns around elevated supply in
2019 Annual Report13

Brookfield Global Listed Real Estate Fund

major markets across the U.S. The hotel sector underperformed the broader universe in 2019 on concerns about a slowing economy and the potential impacts to RevPAR growth.2

1 The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide.
2 Sector returns represented by the U.S. portion of the FTSE EPRA Nareit Developed North America Index.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
We believe the fundamental backdrop for real estate equities remains positive. Gross domestic product growth, risk of interest rate increases and inflation all remain modest. Some sectors are experiencing minor upticks in construction starts, but overall supply and demand remain in balance. Additionally, new supply is likely to remain muted due to higher costs for material, labor and land. This backdrop is positive for real estate operating fundamentals, which we believe will translate to modest earnings growth in 2020.
Our office exposure remains focused on West Coast markets, where we see limited new supply; as well as the Southeast U.S. market, which is supported by positive demand drivers. We have been limiting our exposure to New York City for some time based on heightened levels of new supply, resulting in limited rent growth. However, we have begun to see signs of improving demand, particularly for newer developments and redevelopments.
Conversely, while fundamentals within multifamily residential remain stable we have concerns about future rental growth based on the level of new construction. The sector performed very well recently and at current valuations, we see better risk/reward opportunities elsewhere. We still see few opportunities across the broader retail sector. Our holdings are focused on what we believe to be the highest quality shopping centers, as well as grocery-anchored retail centers. We are less constructive on the industrial sector amid lofty valuations. However, we do see attractive opportunities in the cold storage sub-sector.
Outside the U.S., tightening supply and strong demand in the Singapore office market have given pricing power to landlords. We expect vacancy rates, particularly in the core market, to continue to decline and support rent growth. Singapore may also be well positioned to take advantage of a greater inflow of capital due to the recent disturbances in Hong Kong. While we believe deep value opportunities exist in Hong Kong amid the U.S.-China trade war and ongoing protests in the region, we are less constructive on the region given the level of uncertainty amid the political unrest. Our less favorable view on Europe stems from slowing economic growth and relatively high valuations given low cap-rate spreads, represented by the difference between cap rates and government bond yields. However, recent underperformance among select retail landlords has created some attractive relative-value opportunities.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	20.09%	4.78%	8.10%
Class A (Including Sales Charge)	14.36%	3.77%	7.41%
Class C (Excluding Sales Charge)	19.19%	4.00%	7.28%
Class Y Shares	20.42%	5.04%	9.93%
Class I Shares	20.44%	5.03%	9.92%
FTSE EPRA Nareit Developed Index Net	21.91%	5.56%	9.04%

* Classes A and C were incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The FTSE EPRA Nareit Developed Index references Class I's inception date (reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes). All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
14Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 30, 2019, for Class A is 1.22% and 1.20%, Class C is 1.97% and 1.95%, Class Y is 0.97% and 0.95% and Class I is 0.97% and 0.95%, respectively for the year ended December 31, 2018.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2020. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Global Real Estate Fund—Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2019 compared to the FTSE EPRA Nareit Developed Index Net.
Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is
2019 Annual Report15

Brookfield Global Listed Real Estate Fund

usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
16Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2019

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	51.9%
Japan	13.5%
United Kingdom	7.0%
Hong Kong	6.2%
Singapore	5.8%
Canada	5.4%
Australia	4.1%
France	3.0%
Germany	2.3%
Spain	0.8%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Office	23.9%
Diversified	16.4%
Industrial	12.5%
Residential	11.0%
Healthcare	9.8%
Retail	9.4%
Net Lease	5.4%
Self Storage	4.4%
Hotel	4.0%
Datacenters	3.2%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
Mitsui Fudosan Company Ltd.	3.6%
AvalonBay Communities, Inc.	3.2%
Dexus	3.0%
Welltower, Inc.	3.0%
GLP J-REIT	3.0%
Sun Hung Kai Properties Ltd.	2.9%
Public Storage	2.8%
Ventas, Inc.	2.8%
Mitsubishi Estate Company Ltd.	2.7%
Kilroy Realty Corp.	2.6%
2019 Annual Report17

Brookfield Global Listed Real Estate Fund
Schedule of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS – 98.9%
AUSTRALIA – 4.0%
Diversified – 4.0%
Dexus	4,206,652	$ 34,628,243
Mirvac Group	5,180,875	11,596,335
Total Diversified		46,224,578
Total AUSTRALIA		46,224,578
CANADA – 5.4%
Industrial – 2.3%
Granite Real Estate Investment Trust	506,365	25,728,669
Office – 1.9%
Allied Properties Real Estate Investment Trust	545,322	21,866,633
Residential – 1.2%
Boardwalk Real Estate Investment Trust	400,159	14,153,712
Total CANADA		61,749,014
FRANCE – 3.0%
Office – 1.0%
Gecina SA	64,368	11,523,424
Retail – 2.0%
Unibail-Rodamco-Westfield	145,419	22,942,437
Total FRANCE		34,465,861
GERMANY – 2.3%
Office – 0.5%
alstria office REIT-AG	309,483	5,813,147
Residential – 1.8%
Vonovia SE	379,761	20,396,813
Total GERMANY		26,209,960
HONG KONG – 6.1%
Diversified – 6.1%
CK Asset Holdings Ltd.	3,338,678	24,092,653
Sun Hung Kai Properties Ltd.	2,129,520	32,613,350
Swire Properties Ltd.	4,300,180	14,245,839
Total Diversified		70,951,842
Total HONG KONG		70,951,842
JAPAN – 13.3%
Diversified – 0.7%
Tokyu Fudosan Holdings Corp.	1,268,276	8,757,843
Industrial – 4.0%
GLP J-REIT	27,026	33,614,187
LaSalle Logiport REIT	8,181	12,160,856
Total Industrial		45,775,043
Office – 7.1%
Invesco Office J-Reit, Inc.	20,949	4,339,330
MCUBS MidCity Investment Corp.	5,055	5,487,948
Mitsubishi Estate Company Ltd.	1,597,803	30,573,765

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Mitsui Fudosan Company Ltd.	1,687,687	$ 41,246,950
Total Office		81,647,993
Residential – 1.5%
Advance Residence Investment Corp.	1,948	6,174,651
Kenedix Residential Next Investment Corp.	5,803	10,927,190
Total Residential		17,101,841
Total JAPAN		153,282,720
SINGAPORE – 5.8%
Diversified – 3.0%
CapitaLand Ltd.	4,351,389	12,142,628
City Developments Ltd.	2,786,957	22,682,587
Total Diversified		34,825,215
Office – 2.8%
CapitaLand Commercial Trust	15,461,477	22,898,494
Keppel REIT	9,659,056	8,913,019
Total Office		31,811,513
Total SINGAPORE		66,636,728
SPAIN – 0.8%
Diversified – 0.8%
Merlin Properties Socimi SA	636,520	9,148,969
Total SPAIN		9,148,969
UNITED KINGDOM – 6.9%
Diversified – 1.5%
Land Securities Group PLC	1,296,478	17,018,352
Industrial – 2.5%
Tritax Big Box REIT PLC	8,905,272	17,573,504
Tritax EuroBox PLC (e)	8,597,822	10,785,065
Total Industrial		28,358,569
Office – 1.0%
Derwent London PLC	225,916	12,021,790
Retail – 1.9%
Hammerson PLC	5,507,577	22,518,311
Total UNITED KINGDOM		79,917,022
UNITED STATES – 51.3%
Datacenters – 3.1%
CyrusOne, Inc.	270,133	17,674,802
Digital Realty Trust, Inc.	155,600	18,631,544
Total Datacenters		36,306,346
Healthcare – 9.7%
CareTrust REIT, Inc.	539,000	11,119,570
Healthpeak Properties, Inc.	405,079	13,963,073
Physicians Realty Trust	1,099,047	20,815,950
Ventas, Inc.	542,677	31,334,170

See Notes to Financial Statements.
2019 Annual Report19

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Welltower, Inc.	416,505	$ 34,061,779
Total Healthcare		111,294,542
Hotel – 4.0%
Park Hotels & Resorts, Inc.	764,979	19,790,007
Pebblebrook Hotel Trust	417,669	11,197,706
Ryman Hospitality Properties, Inc.	172,846	14,978,834
Total Hotel		45,966,547
Industrial – 3.7%
Americold Realty Trust	232,308	8,144,718
Duke Realty Corp.	333,400	11,558,978
Prologis, Inc.	263,700	23,506,218
Total Industrial		43,209,914
Net Lease – 5.4%
MGM Growth Properties LLC	741,944	22,978,006
VEREIT, Inc.	2,351,285	21,725,873
VICI Properties, Inc.	675,574	17,260,916
Total Net Lease		61,964,795
Office – 9.3%
Cousins Properties, Inc.	340,052	14,010,143
Douglas Emmett, Inc.	466,300	20,470,570
Highwoods Properties, Inc.	477,521	23,355,552
Kilroy Realty Corp.	354,018	29,702,110
Vornado Realty Trust	298,300	19,836,950
Total Office		107,375,325
Residential – 6.4%
AvalonBay Communities, Inc.	174,900	36,676,530
Essex Property Trust, Inc.	56,849	17,103,590
Mid-America Apartment Communities, Inc.	150,872	19,893,982
Total Residential		73,674,102
Retail – 5.4%
Regency Centers Corp.	268,200	16,920,738
Retail Properties of America, Inc.	1,260,599	16,892,026
Simon Property Group, Inc.	187,233	27,890,228
Total Retail		61,702,992
Self Storage – 4.3%
CubeSmart	555,095	17,474,391

See Notes to Financial Statements.
20Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Public Storage	152,000	$ 32,369,920
Total Self Storage		49,844,311
Total UNITED STATES		591,338,874
Total COMMON STOCKS (Cost $1,016,391,881)		1,139,925,568
Total Investments – 98.9% (Cost $1,016,391,881)		1,139,925,568
Other Assets in Excess of Liabilities – 1.1%		12,483,606
TOTAL NET ASSETS – 100.0%		$1,152,409,174

LLC— Limited Liability Company

(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the total value of all such securities was $10,785,065 or 0.9% of net assets.

See Notes to Financial Statements.
2019 Annual Report21

Brookfield U.S. Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2019, the U.S. Real Estate Fund, Class I had a total return 26.29%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, outperforming the MSCI U.S. REIT Index,1 which returned 25.84%.
During the 12-month period ending December 31, 2019, net lease sector was the leading contributor to relative returns driven by stock selection. Overweight positions in a number of hospitality and entertainment companies contributed positively. Office also contributed due to overweight exposure and stock selection. Overweight positions in companies focused on the West Coast and Southern states contributed, as did underweight exposure to companies focused on New York City. An underweight allocation to retail contributed as well amid the sector’s underperformance.
Conversely, self storage sector was the leading detractor from returns due to overweight exposure and stock selection. The sector was among the worst performing property types due to concerns about elevated supply. The data centers sector also detracted due to an underweight allocation and stock selection. Diversified detracted as well, driven by underweight exposure.
By security, overweight exposure to Americold Realty Trust (COLD, Industrial) was the leading contributor to relative performance. The stock began trading in January 2019 and performed well amid positive fundamentals in the cold storage sub-sector. Underweight exposure to Simon Property Group (SPG, Retail) also contributed, as retail stocks were the worst performing property type in 2019. Overweight exposure to VICI Properties Inc (VICI, Net Lease) was a leading contributor as well.
Conversely, Ventas, Inc. (VTR, Healthcare) was the leading detractor from relative returns due to overweight exposure. The stock declined meaningfully following its third quarter earnings release, when the company delivered a disappointing 2020 outlook. Overweight exposure to Park Hotels & Resorts, Inc. (PK, Hotel) was also a leading detractor. The sector underperformed amid concerns about a slowing economy and the potential impacts to revenue per available room ("RevPAR") growth. Underweight exposure to CyrusOne, Inc. (CONE, Data Centers) detracted as well. The stock performed well in the third quarter with reports the company could be a takeover target by either a competitor or private equity investor.
U.S. REAL ESTATE MARKET OVERVIEW
U.S. real estate securities gained 25.84% for the year, as measured by the MSCI US REIT Index1 (the “Benchmark”). All property types posted gains during the year, led by Industrial (+48.88%), followed by Residential (+30.96%), Office (+30.78%), Mixed (+29.99%), Diversified (+24.65%), Healthcare (+20.57%), Hotels (+15.98%), Self Storage (+13.70%) and Retail (10.57%).2
The momentum trade in the industrial sector persisted as cap rates (which are calculated by dividing net operating income by a property’s asset value), continued to compress. Residential was also a meaningful outperformer during the year amid positive fundamentals across most markets. Gains in the office sector were fairly broad based across regional markets, with the exception of companies focused on New York City.
U.S. retail stocks continued to lag the broader real estate sector as structural headwinds took their toll on the sector broadly. The self storage sector lagged the broader index, likely due to concerns around elevated supply in major markets across the U.S. The hotel sector underperformed the broader universe in 2019 on concerns about a slowing economy and the potential impacts to RevPAR growth.3

1 The MSCI US REIT Index (RMS) is a total return market capitalization-weighted index which prices once per day after market close. It is calculated by MSCI and is composed of equity REITs that are included in the MSCI US Investable Market 2500 Index. You cannot invest directly in an index.
2 The FTSE EPRA NAREIT Developed Index is calculated by the FTSE Group. Performance is calculated by price, total return and net total return and the Index is calculated daily. Constituents must meet minimum market capitalization, liquidity requirements, and real estate activity requirements in order to be included within the Index. North American and Asian companies must be of a minimum of US$200 million in market capitalization with liquidity of US$100 million. European companies are bound by €50 million (approximately $60 million) market cap
22Brookfield Public Securities Group LLC

Brookfield U.S. Listed Real Estate Fund

minimum and liquidity of €25 million (approximately $30 million).
3 Sector returns represented by the U.S. portion of the FTSE EPRA Nareit Developed North America Index.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
We believe the fundamental backdrop for real estate equities remains positive. Gross domestic product growth, risk of interest rate increases and inflation all remain modest. Some sectors are experiencing minor upticks in construction starts, but overall supply and demand remain in balance. Additionally, new supply is likely to remain muted due to higher costs for material, labor and land. This backdrop is positive for real estate operating fundamentals, which we believe will translate to modest earnings growth in 2020.
Our office exposure remains focused on West Coast markets, where we see limited new supply; as well as the Southeast U.S. market, which is supported by positive demand drivers. For some time, we have been limiting our exposure to New York City based on heightened levels of new supply, resulting in limited rent growth. However, we have begun to see signs of improving demand, particularly for newer developments and redevelopments.
Conversely, while fundamentals within multifamily residential remain stable we have concerns about future rental growth based on new levels of construction. The sector has performed well recently and at current valuations, we see better risk/reward opportunities elsewhere. We still see few opportunities across the broader retail sector. Our holdings are focused on what we believe to be the highest quality shopping centers, as well as grocery-anchored retail centers. We are less constructive on the industrial sector amid lofty valuations. However, we do see some attractive opportunities in the cold storage sub-sector.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	25.89%	4.26%	8.19%
Class A (Including Sales Charge)	19.89%	3.25%	7.32%
Class C (Excluding Sales Charge)	25.15%	3.56%	7.45%
Class Y Shares	26.32%	4.61%	8.54%
Class I Shares	26.29%	4.55%	8.48%
MSCI U.S. REIT Index	25.84%	7.03%	10.38%

* Classes A, C , Y and I were incepted on December 11, 2013. All returns shown in USD. The Index return references the Fund's inception date.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 30, 2019, for Class A is 2.03% and 1.20%, Class C is 2.78% and 1.95%, Class Y is 1.78% and 0.95% and Class I is 1.78% and 0.95%, respectively for the year ended December 31, 2018.
2019 Annual Report23

Brookfield U.S. Listed Real Estate Fund

The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2020. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the U.S Real Estate Fund—Class I Shares from the commencement of investment operations on December 11, 2013 to December 31, 2019 compared to the MSCI U.S. REIT Total Return Index.
Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield U.S. Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended.
24Brookfield Public Securities Group LLC

Brookfield U.S. Listed Real Estate Fund

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
2019 Annual Report25

Brookfield U.S. Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2019

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Healthcare	17.4%
Office	17.3%
Residential	13.2%
Net Lease	11.4%
Datacenters	9.6%
Retail	8.3%
Self Storage	7.6%
Hotel	7.6%
Industrial	7.6%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
AvalonBay Communities, Inc.	6.0%
Ventas, Inc.	5.4%
Mid-America Apartment Communities, Inc.	5.3%
Public Storage	5.3%
Kilroy Realty Corp.	5.2%
MGM Growth Properties LLC	4.3%
Highwoods Properties, Inc.	4.2%
Welltower, Inc.	4.0%
VICI Properties, Inc.	3.8%
Park Hotels & Resorts, Inc.	3.5%
26Brookfield Public Securities Group LLC

Brookfield U.S. Listed Real Estate Fund
Schedule of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS – 98.5%
Datacenters – 9.5%
CyrusOne, Inc.	7,531	$ 492,753
Digital Realty Trust, Inc.	4,400	526,856
Equinix, Inc.	750	437,775
Total Datacenters		1,457,384
Healthcare – 17.2%
CareTrust REIT, Inc.	5,722	118,045
Healthcare Trust of America, Inc.	11,500	348,220
Healthpeak Properties, Inc.	9,319	321,226
Physicians Realty Trust	22,669	429,351
Ventas, Inc.	14,046	811,016
Welltower, Inc.	7,453	609,506
Total Healthcare		2,637,364
Hotel – 7.5%
Park Hotels & Resorts, Inc.	20,400	527,748
Pebblebrook Hotel Trust	16,593	444,858
Ryman Hospitality Properties, Inc.	2,045	177,220
Total Hotel		1,149,826
Industrial – 7.5%
Americold Realty Trust	6,770	237,356
Duke Realty Corp.	13,200	457,644
Prologis, Inc.	5,100	454,614
Total Industrial		1,149,614
Net Lease – 11.2%
MGM Growth Properties LLC	20,846	645,600
VEREIT, Inc.	54,003	498,988
VICI Properties, Inc.	22,553	576,229
Total Net Lease		1,720,817
Office – 17.0%
Cousins Properties, Inc.	9,058	373,190
Douglas Emmett, Inc.	8,800	386,320
Highwoods Properties, Inc.	12,900	630,939
Kilroy Realty Corp.	9,300	780,270
Vornado Realty Trust	6,700	445,550
Total Office		2,616,269
Residential – 12.9%
AvalonBay Communities, Inc.	4,300	901,710
Essex Property Trust, Inc.	950	285,817
Mid-America Apartment Communities, Inc.	6,082	801,973
Total Residential		1,989,500
Retail – 8.2%
Regency Centers Corp.	4,900	309,141
Retail Properties of America, Inc.	34,363	460,464
Simon Property Group, Inc.	2,049	305,219
Taubman Centers, Inc.	5,881	182,841
Total Retail		1,257,665

See Notes to Financial Statements.
2019 Annual Report27

Brookfield U.S. Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Self Storage – 7.5%
CubeSmart	11,168	$ 351,569
Public Storage	3,765	801,794
Total Self Storage		1,153,363
Total COMMON STOCKS (Cost $13,582,530)		15,131,802
Total Investments – 98.5% (Cost $13,582,530)		15,131,802
Other Assets in Excess of Liabilities – 1.5%		224,382
TOTAL NET ASSETS – 100.0%		$ 15,356,184

LLC— Limited Liability Company

See Notes to Financial Statements.
28Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2019, the Real Assets Securities Fund, Class I had a total return 22.53%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the Fund’s custom benchmark,1 which returned 22.85%.
On an absolute performance basis, all asset class components of the strategy contributed positively during the period.
On a relative to the benchmark performance basis, Global Real Estate Equities were the leading contributor, driven by underweight exposure. Conversely, Real Asset Debt was the leading detractor, primarily driven by security selection. The MLP sleeve (underweight exposure and security selection) was also a leading detractor.
In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.
INFRASTRUCTURE EQUITIES
Listed infrastructure securities, as measured by the Dow Jones Brookfield Global Infrastructure Composite Index,2 returned 26.53% during the year. By region, the Americas, Europe and Asia Pacific returned 23.33%, 18.57% and 9.09%, respectively. By sector, Communications posted the largest gains (+35.72%), followed by Water (+31.33%), Diversified (+25.17%), Airports (+19.75%), Oil & Gas Storage & Transportation (+16.58%), Toll Roads (+15.33%) and Electricity Transmission & Distribution (+10.72%). Only Ports (−12.35%) declined during the year. The Alerian MLP Index3 rose 6.56% in 2019.
Within communications, U.S. tower communication stocks continued to perform well driven by strong earnings and steady organic growth expectations, which have been driven by rising forecasts for data traffic as well as increasing capital expenditures (CapEx) among carriers. Sentiment related to the rollout of 5G networks and increased flows from real estate managers also contributed to performance.
Within utilities, the water sector was the strongest performer. Water stocks in the U.K. rallied in the aftermath of outcome of the U.K. election as the nationalization threat was removed. Returns in the U.S. were buoyed by several company-specific catalysts. Within electricity transmission & distribution, strong performance in U.K. stocks was offset by select company-specific weakness in U.S. names. Gas utilities generally lagged amid weakness in Asia.
Within the transports sector, returns were strong with the exception of ports, which continued to struggle amid global trade disputes. Airports and toll roads each posted double-digit returns as fundamentals were favorable for the year.
Energy infrastructure equity performance whipsawed during the year. The sector rallied early in the year as “risk-on” sentiment returned to the market, but gave back many gains throughout the summer and into the fall amid commodity price weakness. Ultimately energy infrastructure rallied at the end of the year on the heels of additional OPEC cuts and the easing of certain technical pressures.4
REAL ESTATE EQUITIES
Global real estate securities, as measured by the FTSE EPRA Nareit Developed Index5 gained 21.91% during the year. By region, Europe, North America and Asia Pacific returned 27.34%, 24.51% and 17.10%, respectively.
All U.S. property types posted gains during the year, led by Industrial (+48.88%), followed by Residential (+30.96%), Office (+30.78%), Mixed (+29.99%), Diversified (+24.65%), Healthcare (+20.57%), Hotels (+15.98%), Self Storage (+13.70%) and Retail (10.57%).6
2019 Annual Report29

Brookfield Real Assets Securities Fund

European real estate securities returns were primarily driven by strong performance in the U.K. in the latter part of the year. U.K. real estate securities rallied leading up to (and following) the December general election. Boris Johnson was elected prime minister and his Conservative Party won a meaningful majority in Parliament, setting the stage to finalize Brexit. Market sentiment was positive amid the greater clarity around a potential resolution to the U.K.’s departure from the European Union. Conversely, weakness in Asia Pacific was largely due to Hong Kong. The combination of U.S.-China trade concerns, as well as the increase in civil unrest in Hong Kong soured sentiment for real estate securities in the region.
Among U.S. property types, the momentum trade in the industrial sector persisted as cap rates continued to compress. U.S. residential was also a meaningful outperformer during the year amid positive fundamentals across most markets. Gains in the office sector were fairly broad based across regional markets, with the exception of companies focused on New York City.
U.S. retail stocks continued to lag the broader real estate sector as structural headwinds took their toll on the sector broadly. The self storage sector lagged the broader index, likely due to concerns around elevated supply in major markets across the U.S. The hotel sector underperformed the broader universe in 2019 on concerns about a slowing economy and the potential impacts to revenue per available room ("RevPAR") growth.
REAL ASSET DEBT
The ICE BofA Global High Yield Index7 returned 13.73% and the ICE BofA Global Corporate Index8 (investment grade) returned 11.44% in 2019. High-yield credit outperformed investment-grade bonds in the latter part of the year as risk sentiment picked up amid an improving backdrop related to global trade and potential resolution to select geopolitical headwinds.
During the year, high-yield and investment-grade credit spreads (defined as the difference in yield between a U.S. Treasury bond a corporate debt security of the same maturity but different credit quality), tightened approximately 170 and 60 basis points, respectively, in 2019. A basis point is one hundredth of one percent. Spreads remain tight, as we are potentially later in the economic cycle. Global growth has moderated and corporate earnings growth has been less than stellar, which could suggest a cautious approach is prudent.

1 The RAS Custom Benchmark refers to the Blended Index, as referenced in the Fund’s prospectus. The Blended Index for the period from October 1, 2016 forward consists of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Merrill Lynch Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% the ICE BofA Merrill Lynch Global High Yield Index and ICE BofA Merrill Lynch Global Corporate Index, weighted 70% and 30%, respectively. For the period from November 19, 2014 through September 30, 2016, the Blended Index consisted of 33.33% Dow Jones Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% the BofA Merrill Lynch Global High Yield Index and BofA Merrill Lynch Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.66% Bloomberg Commodity Index and 3.33% Barclays Global Inflation-Linked Index.
2 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs.
3 The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX).
4 Sector returns are represented by direct subsets of the Dow Jones Brookfield Global Infrastructure Index.
5 The FTSE EPRA NAREIT Developed Index is calculated by the FTSE Group. Performance is calculated by price, total return and net total return and the Index is calculated daily. Constituents must meet minimum market capitalization, liquidity requirements, and real estate activity requirements in order to be included within the Index. North American and Asian companies must be of a minimum of US$200 million in market capitalization with liquidity of US$100 million. European companies are bound by €50 million (approximately $60 million) market cap minimum and liquidity of €25 million (approximately $30 million).
6 Sector returns represented by the U.S. portion of the FTSE EPRA Nareit Developed North America Index.
7 The ICE BofA Global High Yield Index tracks the performance of below investment-grade but not in default U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below as rated by Moody's and S&P.
8 The ICE BofA Global Corporate Index is an unmanaged, commonly accepted measure of the performance of global investment grade corporate securities. Index returns are calculated monthly, assume reinvestment of dividends.
Indices are not managed and an investor cannot invest directly in an index.
30Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

OUTLOOK
Despite the record length of the current economic expansion, we expect it to continue with moderate growth, low inflation and low interest rates. In this mid-to-late-cycle period, we believe spikes in risk can potentially restrain confidence and, in turn, restrain growth. We expect inflation to remain low, with unit labor costs contained by improving productivity, offsetting rising wages, and by energy prices contained by growing and flexible energy supply.
We believe interest rates will remain anchored by central bank policy. The U.S. Federal Reserve attempted to begin a tightening cycle, but reversed course back to accommodative monetary policy. This accommodation, in concert with other global central banks, should drive an extension of the cycle. We see real assets as well positioned in this environment, given their income-oriented nature and historically moderate earnings growth profiles, as well as their ability to act defensively should volatility arise.
Given the current environment, in the context of a diversified real assets portfolio, we favor a slightly defensive tilt while selectively isolating our risk exposures to areas of the market well supported by attractive fundamentals and valuations.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019	1 Year	5 Years	Since Inception*
Class A (Excluding Sales Charge)	22.23%	3.59%	2.99%
Class A (Including Sales Charge)	16.48%	2.60%	2.01%
Class C (Excluding Sales Charge)	21.29%	2.94%	2.34%
Class Y Shares	22.63%	3.74%	3.14%
Class I Shares	22.53%	3.72%	3.10%
MSCI World Index	27.67%	8.73%	8.33%
RAS Custom Benchmark	12.79%	5.06%	4.63%
S&P Real Assets Index	17.19%	N/A	N/A

* Classes A, C , Y and I were incepted on November 19, 2014. All returns shown in USD. The RAS Custom Benchmark (USD) references Class I’s inception date.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 30, 2019, for Class A is 1.68% and 1.35%, Class C is 2.43% and 2.10%, Class Y is 1.43% and 1.10% and Class I is 1.43% and 1.10%, respectively for the year ended December 31, 2018.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2020. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Real Assets Securities Fund—Class I Shares from the commencement of investment operations on November 19, 2014 to December 31, 2019 compared to the MSCI World Index.
2019 Annual Report31

Brookfield Real Assets Securities Fund

Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
32Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

Disclosures
The MSCI U.S. REIT Index is a free float market-capitalization-weighted index that is composed of Equity REITs securities that belong to the MSCI U.S. Investible Market 2500 Index. You cannot invest directly in an index.
The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).
The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships (“MLPs”) calculated by Standard & Poor's using a float-adjusted market capitalization methodology.
The Bloomberg Barclays Global Inflation Linked Index (Series-L) measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government linker fund is likely and able to invest.
The Bloomberg Commodity Index is a broadly diversified index that tracks the commodities markets through commodity futures contracts.
The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no day-to-day role in managing the Index. Data presented in this report reflect performance and characteristics of the index and not those of a Brookfield fund or composite.
The Dow Jones Brookfield Global Infrastructure Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets. Brookfield has no day-to-day role in managing the Index. Data presented in this report reflect performance and characteristics of the index and not those of a Brookfield fund or composite.
The FTSE EPRA Nareit Developed Index is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets.
The ICE BofA Global Corporate Index is an unmanaged, commonly accepted measure of the performance of global investment grade corporate securities. Index returns are calculated monthly, assume reinvestment of dividends.
The ICE BofA Global High Yield Index is an unmanaged, commonly accepted measure of the performance of global high yield corporate securities.
The ICE BofA Preferred Stock REITs 7% Constrained Index is a subset of the BofA Merrill Lynch Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The BofA ML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).
2019 Annual Report33

Brookfield Real Assets Securities Fund

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity related sectors: Agribusiness, Energy and Metals & Mining.
Indices are not managed and an investor cannot invest directly in an index.
34Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited)
December 31, 2019

ASSET ALLOCATION BY SECURITY TYPE	Percent of Total Investments
Infrastructure Equities
— Global Infrastructure	35.7%
— Master Limited Partnerships	3.2%
Total Infrastructure Equities	38.9%
Real Estate Equities
— Global Real Estate Equities	36.5%
— REIT Preferreds	7.0%
Total Real Estate Equities	43.5%
Real Asset Debt	17.6%
Total	100.0%

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	63.8%
Canada	8.5%
United Kingdom	5.6%
Japan	4.6%
France	3.3%
Australia	2.5%
Hong Kong	2.2%
Singapore	1.7%
China	1.5%
Italy	1.4%
Spain	1.3%
Brazil	0.9%
Germany	0.7%
Mexico	0.6%
Portugal	0.5%
Luxembourg	0.5%
Denmark	0.4%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Common Stocks	75.4%
Convertible Preferred Stocks	0.6%
Corporate Credit	17.6%
Preferred Stocks	6.4%
Total	100.0%

2019 Annual Report35

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited) (continued)
December 31, 2019

TOP TEN HOLDINGS	Percent of Total Investments
American Tower Corp.	4.2%
National Grid PLC	2.9%
Vinci SA	2.3%
Kinder Morgan, Inc.	2.2%
SBA Communications Corp.	2.1%
Sempra Energy	2.1%
Enbridge, Inc.	2.0%
TC Energy Corp.	1.9%
The Williams Companies, Inc.	1.8%
Cheniere Energy, Inc.	1.4%
36Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS – 73.2%
AUSTRALIA – 2.4%
Diversified – 1.2%
Dexus	90,105	$ 741,725
Mirvac Group	106,721	238,873
Total Diversified		980,598
Toll Roads – 1.2%
Transurban Group	100,806	1,055,141
Total AUSTRALIA		2,035,739
BRAZIL – 0.9%
Electricity Transmission & Distribution – 0.5%
CPFL Energia SA	41,455	367,499
Rail – 0.4%
Rumo SA (n)	52,800	343,695
Total BRAZIL		711,194
CANADA – 7.7%
Industrial – 0.7%
Granite Real Estate Investment Trust	10,587	537,931
Office – 0.5%
Allied Properties Real Estate Investment Trust	11,252	451,189
Pipelines – 6.1%
Enbridge, Inc.	41,418	1,646,769
Inter Pipeline Ltd.	32,600	565,865
Pembina Pipeline Corp.	9,459	350,551
Pembina Pipeline Corp.	27,900	1,034,097
TC Energy Corp.	28,771	1,532,326
Total Pipelines		5,129,608
Residential – 0.4%
Boardwalk Real Estate Investment Trust	8,240	291,450
Total CANADA		6,410,178
CHINA – 1.5%
Communications – 0.4%
China Tower Corporation Ltd. (e)	1,471,392	325,075
Gas Utilities – 0.8%
China Gas Holdings Ltd.	171,665	642,750
Pipeline (MLP) – 0.3%
Kunlun Energy Company Ltd.	276,700	244,448
Total CHINA		1,212,273
DENMARK – 0.4%
Renewables/Electric Generation – 0.4%
Orsted A/S (e)	3,400	351,644
Total DENMARK		351,644
FRANCE – 3.2%
Office – 0.3%
Gecina SA	1,480	264,956

See Notes to Financial Statements.
2019 Annual Report37

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Retail – 0.6%
Unibail-Rodamco-Westfield	3,000	$ 473,303
Toll Roads – 2.3%
Vinci SA	17,100	1,904,498
Total FRANCE		2,642,757
GERMANY – 0.6%
Office – 0.1%
alstria office REIT-AG	6,373	119,707
Residential – 0.5%
Vonovia SE	7,812	419,579
Total GERMANY		539,286
HONG KONG – 2.1%
Diversified – 1.8%
CK Asset Holdings Ltd.	71,942	519,150
Sun Hung Kai Properties Ltd.	44,688	684,392
Swire Properties Ltd.	90,118	298,547
Total Diversified		1,502,089
Renewables/Electric Generation – 0.3%
CLP Holdings Ltd.	25,297	265,553
Total HONG KONG		1,767,642
ITALY – 1.3%
Renewables/Electric Generation – 0.6%
Enel SpA	58,500	464,716
Toll Roads – 0.7%
Atlantia SpA	27,058	631,507
Total ITALY		1,096,223
JAPAN – 4.4%
Diversified – 0.2%
Tokyu Fudosan Holdings Corp.	26,100	180,229
Gas Utilities – 0.6%
Tokyo Gas Company Ltd.	21,900	532,146
Industrial – 1.1%
GLP J-REIT	556	691,537
LaSalle Logiport REIT	139	206,620
Total Industrial		898,157
Office – 2.1%
Invesco Office J-Reit, Inc.	433	89,691
MCUBS MidCity Investment Corp.	106	115,079
Mitsubishi Estate Company Ltd.	34,886	667,539
Mitsui Fudosan Company Ltd.	36,633	895,308
Total Office		1,767,617
Residential – 0.4%
Advance Residence Investment Corp.	33	104,601

See Notes to Financial Statements.
38Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Kenedix Residential Next Investment Corp.	118	$ 222,197
Total Residential		326,798
Total JAPAN		3,704,947
LUXEMBOURG – 0.5%
Communications – 0.5%
SES SA	29,800	418,860
Total LUXEMBOURG		418,860
MEXICO – 0.6%
Toll Roads – 0.6%
Promotora y Operadora de Infraestructura SAB de CV	49,862	510,342
Total MEXICO		510,342
PORTUGAL – 0.5%
Renewables/Electric Generation – 0.5%
EDP - Energias de Portugal SA	99,300	430,904
Total PORTUGAL		430,904
SINGAPORE – 1.7%
Diversified – 0.9%
CapitaLand Ltd.	89,600	250,030
City Developments Ltd.	61,381	499,570
Total Diversified		749,600
Office – 0.8%
CapitaLand Commercial Trust	325,582	482,188
Keppel REIT	203,454	187,740
Total Office		669,928
Total SINGAPORE		1,419,528
SPAIN – 1.3%
Diversified – 0.2%
Merlin Properties Socimi SA	10,652	153,105
Toll Roads – 1.1%
Ferrovial SA	29,466	892,740
Total SPAIN		1,045,845
UNITED KINGDOM – 5.5%
Diversified – 0.4%
Land Securities Group PLC	26,774	351,452
Electricity Transmission & Distribution – 2.8%
National Grid PLC	186,833	2,334,899
Industrial – 0.7%
Tritax Big Box REIT PLC	190,391	375,714
Tritax EuroBox PLC (e)	175,316	219,916
Total Industrial		595,630
Office – 0.3%
Derwent London PLC	5,305	282,298
Retail – 0.6%
Hammerson PLC	112,499	459,964

See Notes to Financial Statements.
2019 Annual Report39

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Water – 0.7%
Pennon Group PLC	40,200	$ 545,264
Total UNITED KINGDOM		4,569,507
UNITED STATES – 38.6%
Communications – 6.1%
American Tower Corp.	14,900	3,424,318
SBA Communications Corp.	7,100	1,711,029
Total Communications		5,135,347
Datacenters – 0.9%
CyrusOne, Inc.	5,566	364,183
Digital Realty Trust, Inc.	3,200	383,168
Total Datacenters		747,351
Electricity Transmission & Distribution – 2.8%
CenterPoint Energy, Inc.	22,900	624,483
Sempra Energy	11,100	1,681,428
Total Electricity Transmission & Distribution		2,305,911
Gas Utilities – 0.8%
Atmos Energy Corp.	5,900	659,974
Healthcare – 2.7%
CareTrust REIT, Inc.	11,142	229,859
Healthpeak Properties, Inc.	8,227	283,585
Physicians Realty Trust	22,656	429,105
Ventas, Inc.	11,098	640,799
Welltower, Inc.	8,567	700,609
Total Healthcare		2,283,957
Hotel – 1.2%
Park Hotels & Resorts, Inc.	17,919	463,565
Pebblebrook Hotel Trust	8,689	232,952
Ryman Hospitality Properties, Inc.	3,499	303,223
Total Hotel		999,740
Industrial – 1.1%
Americold Realty Trust	4,811	168,674
Duke Realty Corp.	6,900	239,223
Prologis, Inc.	5,300	472,442
Total Industrial		880,339
Midstream – 4.4%
Cheniere Energy, Inc. (n)	18,800	1,148,116
Equitrans Midstream Corp.	26,600	355,376
ONEOK, Inc.	4,612	348,990
Targa Resources Corp.	9,122	372,451
The Williams Companies, Inc.	62,332	1,478,515
Total Midstream		3,703,448
Net Lease – 1.6%
MGM Growth Properties LLC	15,343	475,173
VEREIT, Inc.	49,979	461,806

See Notes to Financial Statements.
40Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
VICI Properties, Inc.	13,988	$ 357,393
Total Net Lease		1,294,372
Office – 2.7%
Cousins Properties, Inc.	6,428	264,833
Douglas Emmett, Inc.	9,900	434,610
Highwoods Properties, Inc.	10,800	528,228
Kilroy Realty Corp.	7,302	612,638
Vornado Realty Trust	6,200	412,300
Total Office		2,252,609
Pipeline (MLP) – 2.7%
Energy Transfer LP	27,713	355,558
Enterprise Products Partners LP	12,408	349,409
Magellan Midstream Partners LP	5,707	358,799
MPLX LP	13,597	346,180
Noble Midstream Partners LP	7,482	198,722
Phillips 66 Partners LP	5,195	320,220
Plains All American Pipeline LP	19,004	349,483
Total Pipeline (MLP)		2,278,371
Pipelines – 2.6%
Kinder Morgan, Inc.	85,157	1,802,774
Plains GP Holdings LP	18,000	341,100
Total Pipelines		2,143,874
Renewables/Electric Generation – 3.3%
American Electric Power Company, Inc.	10,600	1,001,806
Entergy Corp.	7,200	862,560
FirstEnergy Corp.	17,700	860,220
Total Renewables/Electric Generation		2,724,586
Residential – 1.8%
AvalonBay Communities, Inc.	3,600	754,920
Essex Property Trust, Inc.	1,225	368,554
Mid-America Apartment Communities, Inc.	3,141	414,172
Total Residential		1,537,646
Retail – 1.5%
Regency Centers Corp.	5,500	346,995
Retail Properties of America, Inc.	25,753	345,090
Simon Property Group, Inc.	3,965	590,627
Total Retail		1,282,712
Self Storage – 1.2%
CubeSmart	11,427	359,722
Public Storage	3,100	660,176
Total Self Storage		1,019,898

See Notes to Financial Statements.
2019 Annual Report41

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Water – 1.2%
Aqua America, Inc.	21,549	$ 1,011,510
Total UNITED STATES		32,261,645
Total COMMON STOCKS (Cost $53,002,180)		61,128,514
CONVERTIBLE PREFERRED STOCKS – 0.5%
UNITED STATES – 0.5%
Datacenters – 0.3%
QTS Realty Trust, Inc., Series B, 6.50%	2,213	285,853
Office – 0.2%
Equity Commonwealth, Series D, 6.50%	5,824	164,470
Total UNITED STATES		450,323
Total CONVERTIBLE PREFERRED STOCKS (Cost $421,990)		450,323

	Principal Amount (000s)	Value
REAL ASSET DEBT – 17.1%
CANADA – 0.6%
Basic Industrial – 0.2%
Cascades, Inc., 5.38%, 01/15/28 (e)	$ 125	$ 128,438
Metals & Mining – 0.2%
Kinross Gold Corp., 4.50%, 07/15/27	175	183,312
Oil Gas Transportation & Distribution – 0.2%
Parkland Fuel Corp., 6.00%, 04/01/26 (e)	150	158,445
Total CANADA		470,195
UNITED STATES – 16.5%
Basic Industrial – 0.3%
Olin Corp., 5.00%, 02/01/30	225	228,375
Construction & Building Materials – 1.3%
Boise Cascade Co., 5.63%, 09/01/24 (e)	125	130,000
Lennar Corp., 4.75%, 11/29/27	200	215,500
M/I Homes, Inc., 5.63%, 08/01/25	150	157,125
PulteGroup, Inc., 5.00%, 01/15/27	200	217,800
Taylor Morrison Communities, Inc., 5.63%, 03/01/24 (e)	63	67,883
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (e)	75	82,500
Toll Brothers Finance Corp., 4.35%, 02/15/28	225	234,562
Total Construction & Building Materials		1,105,370
Diversified – 0.2%
Hudson Pacific Properties LP, 3.95%, 11/01/27	150	157,109
Energy – 0.0%
Indigo Natural Resources LLC, 6.88%, 02/15/26 (e)	19	17,849
Health Facilities – 1.5%
HCA, Inc., 5.25%, 06/15/26	325	364,108
Healthcare Trust of America Holdings LP, 3.75%, 07/01/27	275	290,462
Service Corporation International, 4.63%, 12/15/27	275	286,688

See Notes to Financial Statements.
42Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2019

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Tenet Healthcare Corp., 4.88%, 01/01/26 (e)	$ 275	$ 288,035
Total Health Facilities		1,229,293
Infrastructure Services – 0.6%
Republic Services, Inc., 3.20%, 03/15/25	150	156,078
United Rentals North America, Inc., 5.50%, 05/15/27	150	160,690
Waste Management, Inc., 3.15%, 11/15/27	150	156,528
Total Infrastructure Services		473,296
Leisure – 1.3%
Boyd Gaming Corp., 6.38%, 04/01/26	175	188,289
Cedar Fair LP, 5.25%, 07/15/29 (e)	20	21,550
Cedar Fair LP, 5.38%, 04/15/27	125	134,510
ESH Hospitality, Inc., 5.25%, 05/01/25 (e)	150	155,063
GLP Capital LP, 5.38%, 04/15/26	225	248,715
MGM Growth Properties Operating Partnership LP, 4.50%, 09/01/26	250	263,125
VICI Properties LP, 4.63%, 12/01/29 (e)	50	52,125
Total Leisure		1,063,377
Media – 1.3%
CCO Holdings LLC, 4.75%, 03/01/30 (e)	300	305,409
Cox Communications, Inc., 3.50%, 08/15/27 (e)	275	286,941
CSC Holdings LLC, 5.25%, 06/01/24	275	296,312
Lamar Media Corp., 5.75%, 02/01/26	150	158,985
Total Media		1,047,647
Metals & Mining – 0.0%
Newmont Goldcorp Corp., 2.80%, 10/01/29	25	24,769
Oil Gas Transportation & Distribution – 1.8%
Antero Midstream Partners LP, 5.38%, 09/15/24	200	185,500
Crestwood Midstream Partners LP, 5.63%, 05/01/27 (e)	75	76,031
Enable Midstream Partners LP, 4.15%, 09/15/29	150	142,469
EnLink Midstream LLC, 5.38%, 06/01/29	90	84,600
Global Partners LP, 7.00%, 08/01/27 (e)	150	159,375
Holly Energy Partners LP, 6.00%, 08/01/24 (e)	175	182,438
Kinder Morgan, Inc., 4.30%, 03/01/28	200	218,083
Murphy Oil USA, Inc., 4.75%, 09/15/29	17	17,602
NuStar Logistics LP, 5.63%, 04/28/27	150	154,125
Targa Resources Partners LP, 5.25%, 05/01/23	175	176,750
VICI Properties LP, 4.13%, 12/01/27	75	72,496
Total Oil Gas Transportation & Distribution		1,469,469
Real Estate – 1.8%
American Homes 4 Rent LP, 4.25%, 02/15/28	200	213,053
Digital Realty Trust LP, 3.70%, 08/15/27	199	210,888
Essex Portfolio LP, 3.38%, 04/15/26	150	155,945
Highwoods Realty LP, 3.88%, 03/01/27	150	157,306
iStar, Inc., 5.25%, 09/15/22	125	128,281
Kilroy Realty LP, 4.38%, 10/01/25	125	136,009
Mid-America Apartments LP, 3.60%, 06/01/27	150	159,206

See Notes to Financial Statements.
2019 Annual Report43

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2019

	Principal Amount (000s)	Value
REAL ASSET DEBT (continued)
Service Properties Trust, 4.95%, 02/15/27	$ 134	$ 138,985
Starwood Property Trust, Inc., 5.00%, 12/15/21	225	233,437
Total Real Estate		1,533,110
Telecommunication Services – 1.6%
American Tower Corp., 3.60%, 01/15/28	275	288,942
Crown Castle International Corp., 3.80%, 02/15/28	275	293,147
Equinix, Inc., 5.38%, 05/15/27	275	298,658
Level 3 Financing, Inc., 4.63%, 09/15/27 (e)	300	307,140
T-Mobile USA, Inc., 4.75%, 02/01/28	175	183,367
Total Telecommunication Services		1,371,254
Transportation – 0.5%
CSX Corp., 4.25%, 03/15/29	125	140,813
Union Pacific Corp., 2.75%, 03/01/26	150	153,735
Watco Companies LLC, 6.38%, 04/01/23 (e)	150	152,250
Total Transportation		446,798
Utility – 4.3%
AES Corp., 6.00%, 05/15/26	275	292,875
American Electric Power Company, Inc., 4.30%, 12/01/28	250	278,243
Calpine Corp., 5.75%, 01/15/25	150	153,937
Duke Energy Corp., 2.65%, 09/01/26	300	301,461
Entergy Corp., 2.95%, 09/01/26	300	304,847
Evergy, Inc., 2.90%, 09/15/29	300	298,591
FirstEnergy Corp., 3.90%, 07/15/27	275	294,160
Newmont Goldcorp Corp., 3.50%, 03/15/22	125	128,309
NextEra Energy Capital Holdings, Inc., 3.15%, 04/01/24	275	285,197
NextEra Energy Operating Partners LP, 4.50%, 09/15/27 (e)	225	234,562
NRG Energy, Inc., 6.63%, 01/15/27	200	217,000
Pattern Energy Group, Inc., 5.88%, 02/01/24 (e)	250	257,187
Sempra Energy, 3.40%, 02/01/28	275	285,088
The Southern Co., 3.25%, 07/01/26	275	286,521
Total Utility		3,617,978
Total UNITED STATES		13,785,694
Total REAL ASSET DEBT (Cost $13,854,039)		14,255,889

	Shares	Value
PREFERRED STOCKS – 6.2%
UNITED STATES – 6.2%
Datacenters – 0.2%
Digital Realty Trust, Inc., Series L, 5.20%	7,324	$ 189,032
Diversified – 1.0%
PS Business Parks, Inc., Series W, 5.20%	3,338	86,054
PS Business Parks, Inc., Series X, 5.25%	3,279	85,582
PS Business Parks, Inc., Series Y, 5.20%	13,046	335,021
PS Business Parks, Inc., Series Z, 4.88%	13,900	344,581
Total Diversified		851,238

See Notes to Financial Statements.
44Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
PREFERRED STOCKS (continued)
Industrial – 0.6%
Rexford Industrial Realty, Inc., Series B, 5.88%	6,700	$ 174,435
Rexford Industrial Realty, Inc., Series C, 5.63%	12,400	317,936
Total Industrial		492,371
Net Lease – 1.4%
EPR Properties, Series G, 5.75%	13,054	337,054
Global Net Lease, Inc., Series B, 6.88%	4,584	117,534
Monmouth Real Estate Investment Corp., Series C, 6.13%	13,662	340,457
Spirit Realty Capital, Inc., Series A, 6.00%	13,100	341,255
Total Net Lease		1,136,300
Office – 0.4%
Vornado Realty Trust, Series M, 5.25%	12,551	320,553
Residential – 0.6%
American Homes 4 Rent, Series F, 5.88%	8,663	226,797
American Homes 4 Rent, Series G, 5.88%	11,400	298,110
Total Residential		524,907
Retail – 0.9%
Federal Realty Investment Trust, Series C, 5.00%	6,673	171,763
Saul Centers, Inc., Series E, 6.00%	10,608	278,990
Urstadt Biddle Properties, Inc., Series K, 5.88%	12,325	314,041
Total Retail		764,794
Self Storage – 1.1%
National Storage Affiliates Trust, Series A, 6.00%	4,400	117,128
Public Storage, Series G, 5.05%	4,862	125,780
Public Storage, Series I, 4.88%	12,168	313,326
Public Storage, Series J, 4.70%	8,000	205,520
Public Storage, Series K, 4.75%	6,900	176,502
Total Self Storage		938,256
Total UNITED STATES		5,217,451
Total PREFERRED STOCKS (Cost $5,184,286)		5,217,451
Total Investments – 97.0% (Cost $72,462,495)		81,052,177
Other Assets in Excess of Liabilities – 3.0%		2,493,682
TOTAL NET ASSETS – 100.0%		$ 83,545,859

LLC— Limited Liability Company
LP— Limited Partnership
MLP— Master Limited Partnership

(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the total value of all such securities was $3,959,856 or 4.7% of net assets.
(n)	— Non-income producing security.

See Notes to Financial Statements.
2019 Annual Report45

BROOKFIELD INVESTMENT FUNDS
Statements of Assets and Liabilities
December 31, 2019

	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Assets:
Investments in securities, at value (Note 2)	$220,436,486	$1,139,925,568	$15,131,802	$81,052,177
Cash	5,259,822	8,631,617	132,993	2,121,911
Dividends and interest receivable	771,700	7,157,209	105,936	464,228
Receivable for investments sold	977,493	831,381	—	262,863
Receivable for fund shares sold	183,867	1,995,917	—	—
Expense reimbursement receivable	—	—	6,992	—
Prepaid expenses	34,343	65,886	36,501	33,638
Total assets	227,663,711	1,158,607,578	15,414,224	83,934,817
Liabilities:
Payable for investments purchased	1,068,753	4,117,689	—	285,571
Payable for fund shares purchased	41,874	992,892	23,572	—
Distribution fee payable	129,900	56,502	3,434	525
Investment advisory fee payable, net (Note 3)	150,309	723,524	—	38,627
Administration fee payable, net (Note 3)	27,819	146,054	—	10,452
Trustees' fee payable	2,863	9,579	1,467	1,953
Accrued expenses	51,145	152,164	29,567	51,830
Total liabilities	1,472,663	6,198,404	58,040	388,958
Commitments and contingencies (Note 8)
Net Assets	$226,191,048	$1,152,409,174	$15,356,184	$83,545,859
Composition of Net Assets:
Paid-in capital	$204,972,114	$1,060,989,383	$13,796,275	$82,364,095
Accumulated distributable earnings	21,218,934	91,419,791	1,559,909	1,181,764
Net assets applicable to capital shares outstanding	$226,191,048	$1,152,409,174	$15,356,184	$83,545,859
Total investments at cost	$173,942,674	$1,016,391,881	$13,582,530	$72,462,495
Net Assets
Class A Shares — Net Assets	$ 7,312,621	$ 11,331,549	$ 50,430	$ 187,452
Shares outstanding	539,485	838,866	4,521	19,189
Net asset value and redemption price per share	$ 13.55	$ 13.51	$ 11.15	$ 9.77
Offering price per share based on a maximum sales charge of 4.75%	$ 14.23	$ 14.18	$ 11.71	$ 10.26
Class C Shares — Net Assets	$ 7,780,304	$ 11,159,798	$ 47,070	$ 182,803
Shares outstanding	581,765	831,355	4,226	18,693
Net asset value and redemption price per share	$ 13.37	$ 13.42	$ 11.14	$ 9.78
Class Y Shares — Net Assets	$ 75,196,747	$ 715,494,581	$ 148,882	$ 5,553,369
Shares outstanding	5,538,133	52,866,470	13,385	575,674
Net asset value and redemption price per share	$ 13.58	$ 13.53	$ 11.12	$ 9.65
Class I Shares — Net Assets	$135,901,376	$ 414,423,246	$15,109,802	$77,622,235
Shares outstanding	10,002,622	30,654,925	1,363,321	8,060,846
Net asset value and redemption price per share	$ 13.59	$ 13.52	$ 11.08	$ 9.63

See Notes to Financial Statements.
46Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Statements of Operations
For the Year Ended December 31, 2019

	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Investment Income:
Dividends and distributions (net of foreign withholding tax of $436,092, $2,125,558, $0 and $102,538)	$ 7,617,649	$ 61,718,139	$ 648,962	$ 2,149,440
Interest	—	—	—	529,723
Less return of capital distributions	(2,572,846)	(11,954,597)	(201,313)	(503,352)
Total investment income	5,044,803	49,763,542	447,649	2,175,811
Expenses:
Investment advisory fees (Note 3)	1,753,937	11,604,934	98,753	583,322
Administration fees (Note 3)	309,518	2,320,987	19,751	102,939
Distribution fees — Class A	15,952	16,039	132	157
Distribution fees — Class C	64,361	69,377	456	655
Registration fees	71,583	103,961	59,862	66,655
Transfer agent fees	67,557	158,484	26,778	54,740
Audit and tax services	63,484	41,302	41,302	46,061
Custodian fees	47,176	206,194	9,298	71,158
Trustees' fees	30,924	125,878	17,179	21,073
Fund accounting fees	26,265	161,612	5,270	29,675
Legal fees	20,932	85,799	11,548	14,122
Miscellaneous	13,301	62,773	7,326	9,010
Insurance	11,079	94,091	957	3,521
Reports to shareholders	9,848	148,170	3,820	5,323
Interest expense	3,268	19,391	104	138
Total operating expenses	2,509,185	15,218,992	302,536	1,008,549
Less expenses reimbursed by the investment adviser (Note 3)	(159,071)	(433,994)	(176,861)	(252,849)
Net expenses	2,350,114	14,784,998	125,675	755,700
Net investment income	2,694,689	34,978,544	321,974	1,420,111
Net realized gain (loss) on:
Investment transactions	8,195,167	67,457,049	1,209,646	2,082,902
Foreign currency transactions	(85,257)	(383,217)	—	(17,222)
Net realized gain	8,109,910	67,073,832	1,209,646	2,065,680
Net change in unrealized appreciation on:
Investments	35,368,284	192,453,658	1,670,229	9,601,482
Foreign currency translations	11,105	36,518	—	2,027
Net change in unrealized appreciation	35,379,389	192,490,176	1,670,229	9,603,509
Net realized and unrealized gain	43,489,299	259,564,008	2,879,875	11,669,189
Net increase in net assets resulting from operations	$46,183,988	$294,542,552	$3,201,849	$13,089,300

See Notes to Financial Statements.
2019 Annual Report47

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 2,694,689	$ 3,625,433	$ 34,978,544	$ 42,187,259
Net realized gain (loss)	8,109,910	6,516,328	67,073,832	(20,186,396)
Net unrealized appreciation (depreciation)	35,379,389	(25,237,017)	192,490,176	(173,006,823)
Net increase (decrease) in net assets resulting from operations	46,183,988	(15,095,256)	294,542,552	(151,005,960)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(142,365)	(32,024)	(343,567)	(113,566)
Class C shares	(121,242)	(34,542)	(310,152)	(83,862)
Class Y shares	(1,563,297)	(312,543)	(49,334,347)	(30,959,754)
Class I shares	(3,053,049)	(766,298)	(20,524,493)	(9,134,875)
From return of capital:
Class A shares	(101,008)	(205,679)	—	(104,732)
Class C shares	(86,021)	(221,851)	—	(77,339)
Class Y shares	(1,109,161)	(2,007,379)	—	(28,551,430)
Class I shares	(2,166,142)	(4,921,745)	—	(8,424,281)
Total distributions paid	(8,342,285)	(8,502,061)	(70,512,559)	(77,449,839)
Capital Share Transactions (Note 6):
Subscriptions	35,875,487	67,033,202	323,431,594	568,411,445
Reinvestment of distributions	7,525,125	7,547,487	52,867,226	55,489,872
Redemptions	(47,581,029)	(103,066,195)	(1,062,321,892)	(783,725,755)
Net increase (decrease) in capital share transactions	(4,180,417)	(28,485,506)	(686,023,072)	(159,824,438)
Total increase (decrease) in net assets	33,661,286	(52,082,823)	(461,993,079)	(388,280,237)
Net Assets:
Beginning of year	192,529,762	244,612,585	1,614,402,253	2,002,682,490
End of year	$226,191,048	$ 192,529,762	$ 1,152,409,174	$1,614,402,253

See Notes to Financial Statements.
48Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets (continued)

	U.S. Real Estate Fund		Real Assets Securities Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 321,974	$ 593,596	$ 1,420,111	$ 1,660,749
Net realized gain (loss)	1,209,646	(220,515)	2,065,680	(2,201,152)
Net unrealized appreciation (depreciation)	1,670,229	(1,250,435)	9,603,509	(5,443,741)
Net increase (decrease) in net assets resulting from operations	3,201,849	(877,354)	13,089,300	(5,984,144)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(2,072)	(1,060)	(2,835)	(55)
Class C shares	(1,354)	(6,431)	(1,852)	(128)
Class Y shares	(5,707)	(1,288)	(198,627)	(287,812)
Class I shares	(553,714)	(587,190)	(1,976,320)	(1,225,325)
From return of capital:
Class A shares	—	(557)	(843)	(56)
Class C shares	—	(3,382)	(550)	(127)
Class Y shares	—	(677)	(59,024)	(287,057)
Class I shares	—	(308,704)	(587,281)	(1,222,108)
Total distributions paid	(562,847)	(909,289)	(2,827,332)	(3,022,668)
Capital Share Transactions (Note 6):
Subscriptions	6,181,812	5,599,631	16,118,108	6,128,895
Reinvestment of distributions	187,053	682,568	2,695,996	2,750,133
Redemptions	(7,102,501)	(15,538,503)	(4,109,668)	(18,842,190)
Net increase (decrease) in capital share transactions	(733,636)	(9,256,304)	14,704,436	(9,963,162)
Total increase (decrease) in net assets	1,905,366	(11,042,947)	24,966,404	(18,969,974)
Net Assets:
Beginning of year	13,450,818	24,493,765	58,579,455	77,549,429
End of year	$15,356,184	$ 13,450,818	$83,545,859	$ 58,579,455

See Notes to Financial Statements.
2019 Annual Report49

Brookfield Global Listed Infrastructure Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Redemption fees(2)	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2019	$11.25	0.14	2.66	2.80	(0.29)	—	(0.21)	(0.50)	—	$13.55	25.06%	$ 7,313	1.43%	1.35%	1.09%	1.01%	82%
December 31, 2018	$12.73	0.17	(1.20)	(1.03)	(0.06)	—	(0.39)	(0.45)	—	$11.25	-8.23%	$ 6,273	1.44%	1.35%	1.35%	1.26%	75%
December 31, 2017	$11.97	0.17	1.07	1.24	(0.31)	—	(0.17)	(0.48)	—	$12.73	10.52%	$ 12,571	1.50%	1.35%	1.37%	1.22%	93%
December 31, 2016	$11.06	0.12	1.25	1.37	(0.19)	—	(0.27)	(0.46)	0.00 (3)	$11.97	12.38%	$ 20,006	1.43%	1.35%	1.05%	0.97%	100%
December 31, 2015	$14.15	0.15	(2.83)	(2.68)	(0.10)	—	(0.31)	(0.41)	0.00 (3)	$11.06	-19.28%	$ 31,989	1.41%	1.35%	1.13%	1.07%	98%
Class C:
December 31, 2019	$11.11	0.05	2.62	2.67	(0.24)	—	(0.17)	(0.41)	—	$13.37	24.13%	$ 7,780	2.18%	2.10%	0.37%	0.29%	82%
December 31, 2018	$12.58	0.08	(1.19)	(1.11)	(0.05)	—	(0.31)	(0.36)	—	$11.11	-8.92%	$ 8,576	2.19%	2.10%	0.66%	0.57%	75%
December 31, 2017	$11.83	0.07	1.06	1.13	(0.24)	—	(0.14)	(0.38)	—	$12.58	9.62%	$ 10,686	2.25%	2.10%	0.59%	0.44%	93%
December 31, 2016	$10.93	0.04	1.23	1.27	(0.15)	—	(0.22)	(0.37)	—	$11.83	11.60%	$ 13,935	2.18%	2.10%	0.32%	0.24%	100%
December 31, 2015	$13.98	0.05	(2.79)	(2.74)	(0.08)	—	(0.23)	(0.31)	0.00 (3)	$10.93	-19.91%	$ 18,026	2.16%	2.10%	0.41%	0.35%	98%
Class Y:
December 31, 2019	$11.27	0.17	2.68	2.85	(0.32)	—	(0.22)	(0.54)	—	$13.58	25.42%	$ 75,197	1.18%	1.10%	1.31%	1.23%	82%
December 31, 2018	$12.76	0.21	(1.21)	(1.00)	(0.07)	—	(0.42)	(0.49)	—	$11.27	-8.03%	$ 61,974	1.19%	1.10%	1.73%	1.64%	75%
December 31, 2017	$11.99	0.20	1.08	1.28	(0.33)	—	(0.18)	(0.51)	—	$12.76	10.79%	$ 55,318	1.25%	1.10%	1.57%	1.42%	93%
December 31, 2016	$11.08	0.16	1.24	1.40	(0.20)	—	(0.29)	(0.49)	0.00 (3)	$11.99	12.64%	$ 62,515	1.18%	1.10%	1.33%	1.25%	100%
December 31, 2015	$14.18	0.18	(2.84)	(2.66)	(0.12)	—	(0.33)	(0.45)	0.01	$11.08	-19.01%	$ 77,826	1.16%	1.10%	1.37%	1.31%	98%
Class I:
December 31, 2019	$11.28	0.18	2.67	2.85	(0.32)	—	(0.22)	(0.54)	—	$13.59	25.39%	$135,901	1.18%	1.10%	1.36%	1.28%	82%
December 31, 2018	$12.76	0.21	(1.20)	(0.99)	(0.07)	—	(0.42)	(0.49)	—	$11.28	-7.95%	$115,707	1.19%	1.10%	1.67%	1.58%	75%
December 31, 2017	$12.00	0.21	1.06	1.27	(0.33)	—	(0.18)	(0.51)	—	$12.76	10.70%	$166,037	1.25%	1.10%	1.62%	1.47%	93%
December 31, 2016	$11.08	0.16	1.25	1.41	(0.20)	—	(0.29)	(0.49)	0.00 (3)	$12.00	12.74%	$155,750	1.18%	1.10%	1.33%	1.25%	100%
December 31, 2015	$14.19	0.20	(2.86)	(2.66)	(0.07)	—	(0.38)	(0.45)	0.00 (3)	$11.08	-19.06%	$186,661	1.16%	1.10%	1.56%	1.50%	98%

*	Distributions for annual periods determined in accordance with federal income tax regulations.
†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Redemption fees were eliminated effective September 1, 2016.
(3)	Rounds to less than $0.005.

See Notes to Financial Statements.
50Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Redemption fees(2)	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2019	$11.79	0.29	2.06	2.35	(0.60)	(0.03)	—	(0.63)	—	$13.51	20.09%	$ 11,332	1.23%	1.20%	2.15%	2.12%	83%
December 31, 2018	$13.34	0.24	(1.31)	(1.07)	(0.25)	—	(0.23)	(0.48)	—	$11.79	-8.23%	$ 5,556	1.22%	1.20%	1.90%	1.88%	82%
December 31, 2017	$12.61	0.28	0.94	1.22	(0.49)	—	—	(0.49)	—	$13.34	9.84%	$ 7,106	1.24%	1.20%	2.13%	2.09%	89%
December 31, 2016	$12.61	0.22	0.53	0.75	(0.45)	(0.29)	(0.01)	(0.75)	0.00 (3)	$12.61	6.00%	$ 14,953	1.27%	1.20%	1.68%	1.61%	88%
December 31, 2015	$13.30	0.23	(0.43)	(0.20)	(0.40)	(0.07)	(0.02)	(0.49)	0.00 (3)	$12.61	-1.55%	$ 30,280	1.31%	1.20%	1.75%	1.64%	60%
Class C:
December 31, 2019	$11.72	0.18	2.06	2.24	(0.51)	(0.03)	—	(0.54)	—	$13.42	19.19%	$ 11,160	1.98%	1.95%	1.36%	1.33%	83%
December 31, 2018	$13.28	0.16	(1.33)	(1.17)	(0.20)	—	(0.19)	(0.39)	—	$11.72	-8.98%	$ 7,949	1.97%	1.95%	1.27%	1.25%	82%
December 31, 2017	$12.55	0.19	0.93	1.12	(0.39)	—	—	(0.39)	—	$13.28	9.08%	$ 6,245	1.99%	1.95%	1.45%	1.41%	89%
December 31, 2016	$12.55	0.12	0.54	0.66	(0.36)	(0.29)	(0.01)	(0.66)	0.00 (3)	$12.55	5.26%	$ 6,919	2.02%	1.95%	0.90%	0.83%	88%
December 31, 2015	$13.24	0.12	(0.43)	(0.31)	(0.30)	(0.07)	(0.02)	(0.39)	0.01	$12.55	-2.31%	$ 7,050	2.06%	1.95%	0.90%	0.79%	60%
Class Y:
December 31, 2019	$11.80	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	—	$13.53	20.42%	$ 715,495	0.98%	0.95%	2.27%	2.24%	83%
December 31, 2018	$13.37	0.28	(1.34)	(1.06)	(0.27)	—	(0.24)	(0.51)	—	$11.80	-8.12%	$1,211,816	0.97%	0.95%	2.16%	2.14%	82%
December 31, 2017	$12.63	0.32	0.94	1.26	(0.52)	—	—	(0.52)	—	$13.37	10.20%	$1,502,252	0.99%	0.95%	2.46%	2.42%	89%
December 31, 2016	$12.63	0.25	0.54	0.79	(0.48)	(0.29)	(0.02)	(0.79)	0.00 (3)	$12.63	6.27%	$1,060,627	1.02%	0.95%	1.94%	1.87%	88%
December 31, 2015	$13.32	0.28	(0.45)	(0.17)	(0.42)	(0.07)	(0.03)	(0.52)	0.00 (3)	$12.63	-1.33%	$ 779,226	1.06%	0.95%	2.11%	2.00%	60%
Class I:
December 31, 2019	$11.79	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	—	$13.52	20.44%	$ 414,423	0.98%	0.95%	2.25%	2.22%	83%
December 31, 2018	$13.35	0.28	(1.33)	(1.05)	(0.27)	—	(0.24)	(0.51)	—	$11.79	-8.06%	$ 389,081	0.97%	0.95%	2.15%	2.13%	82%
December 31, 2017	$12.62	0.32	0.93	1.25	(0.52)	—	—	(0.52)	—	$13.35	10.13%	$ 487,080	0.99%	0.95%	2.48%	2.44%	89%
December 31, 2016	$12.62	0.25	0.54	0.79	(0.48)	(0.29)	(0.02)	(0.79)	0.00 (3)	$12.62	6.27%	$ 381,472	1.02%	0.95%	1.91%	1.84%	88%
December 31, 2015	$13.32	0.25	(0.43)	(0.18)	(0.43)	(0.07)	(0.02)	(0.52)	0.00 (3)	$12.62	-1.40%	$ 389,743	1.06%	0.95%	1.88%	1.77%	60%

*	Distributions for annual periods determined in accordance with federal income tax regulations.
†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Redemption fees were eliminated effective September 1, 2016.
(3)	Rounds to less than $0.005.

See Notes to Financial Statements.
2019 Annual Report51

Brookfield U.S. Listed Real Estate Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gain (loss) on investment transactions	Net realized and change in unrealized gain (loss) on investment transactions	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Redemption fees(2)	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2019	$ 9.19	0.23	2.14	2.37	(0.41)	—	—	(0.41)	—	$11.15	25.89%	$ 50	2.54%	1.20%	2.13%	0.79%	127%
December 31, 2018	$10.27	0.20	(0.92)	(0.72)	(0.24)	—	(0.12)	(0.36)	—	$ 9.19	-7.14%	$ 56	2.03%	1.20%	2.06%	1.23%	107%
December 31, 2017	$10.38	0.20	0.08	0.28	(0.27)	(0.08)	(0.04)	(0.39)	—	$10.27	2.73%	$ 106	2.22%	1.20%	1.87%	0.85%	102%
December 31, 2016	$10.47	0.15	0.64	0.79	(0.30)	(0.57)	(0.01)	(0.88)	—	$10.38	7.63%	$ 90	1.74%	1.20%	1.43%	0.89%	111%
December 31, 2015	$11.77	0.27	(0.87)	(0.60)	(0.29)	(0.45)	—	(0.74)	0.04	$10.47	-4.69%	$ 85	1.78%	1.20%	2.33%	1.75%	78%
Class C:
December 31, 2019	$ 9.18	0.13	2.16	2.29	(0.33)	—	—	(0.33)	—	$11.14	25.15%	$ 47	3.29%	1.95%	1.25%	(0.09)%	127%
December 31, 2018	$10.25	0.13	(0.92)	(0.79)	(0.18)	—	(0.10)	(0.28)	—	$ 9.18	-7.86%	$ 37	2.78%	1.95%	1.40%	0.57%	107%
December 31, 2017	$10.36	0.11	0.09	0.20	(0.22)	(0.06)	(0.03)	0.31	—	$10.25	1.95%	$ 484	2.97%	1.95%	1.06%	0.04%	102%
December 31, 2016	$10.47	0.08	0.63	0.71	(0.25)	(0.57)	(0.00) (3)	(0.82)	—	$10.36	6.87%	$ 546	2.49%	1.95%	0.71%	0.17%	111%
December 31, 2015	$11.77	0.17	(0.80)	(0.63)	(0.22)	(0.45)	—	(0.67)	—	$10.47	-5.18%	$ 360	2.53%	1.95%	1.58%	1.00%	78%
Class Y:
December 31, 2019	$ 9.16	0.25	2.15	2.40	(0.44)	—	—	(0.44)	—	$11.12	26.32%	$ 149	2.29%	0.95%	2.34%	1.00%	127%
December 31, 2018	$10.25	0.26	(0.96)	(0.70)	(0.26)	—	(0.13)	(0.39)	—	$ 9.16	-6.98%	$ 118	1.78%	0.95%	2.68%	1.85%	107%
December 31, 2017	$10.34	0.22	0.10	0.32	(0.33)	(0.04)	(0.04)	(0.41)	—	$10.25	3.19%	$ 26	1.97%	0.95%	2.12%	1.10%	102%
December 31, 2016	$10.42	0.19	0.63	0.82	(0.32)	(0.57)	(0.01)	(0.90)	—	$10.34	7.95%	$ 749	1.49%	0.95%	1.81%	1.27%	111%
December 31, 2015	$11.77	0.29	(0.83)	(0.54)	(0.38)	(0.45)	—	(0.83)	0.02	$10.42	-4.30%	$ 284	1.53%	0.95%	2.58%	2.00%	78%
Class I:
December 31, 2019	$ 9.13	0.26	2.13	2.39	(0.44)	—	—	(0.44)	—	$11.08	26.29%	$15,110	2.29%	0.95%	2.45%	1.11%	127%
December 31, 2018	$10.21	0.23	(0.92)	(0.69)	(0.26)	—	(0.13)	(0.39)	—	$ 9.13	-6.90%	$13,239	1.78%	0.95%	2.34%	1.51%	107%
December 31, 2017	$10.32	0.23	0.07	0.30	(0.29)	(0.08)	(0.04)	(0.41)	—	$10.21	3.00%	$23,878	1.97%	0.95%	2.22%	1.20%	102%
December 31, 2016	$10.41	0.18	0.63	0.81	(0.32)	(0.57)	(0.01)	(0.90)	—	$10.32	7.86%	$45,412	1.49%	0.95%	1.65%	1.11%	111%
December 31, 2015	$11.77	0.29	(0.82)	(0.53)	(0.38)	(0.45)	—	(0.83)	(0.00) (3)	$10.41	-4.38%	$51,792	1.53%	0.95%	2.58%	2.00%	78%

*	Distributions for annual periods determined in accordance with federal income tax regulations.
†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Redemption fees were eliminated effective September 1, 2016.
(3)	Rounds to less than $0.005.

See Notes to Financial Statements.
52Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Redemption fees(2)	Net asset value, end of year	Total Investment Return†	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2019	$8.30	0.17	1.66	1.83	(0.28)	—	(0.08)	(0.36)	—	$9.77	22.23%	$ 187	1.72%	1.35%	1.81%	1.44%	99%
December 31, 2018	$9.39	0.19	(0.97)	(0.78)	(0.16)	—	(0.15)	(0.31)	—	$8.30	-8.50%	$ 3	1.68%	1.35%	2.11%	1.78%	83%
December 31, 2017	$8.88	0.17	0.69	0.86	(0.25)	—	(0.10)	(0.35)	—	$9.39	9.74%	$ 3	1.82%	1.35%	1.77%	1.30%	81%
December 31, 2016	$8.28	0.18	0.74	0.92	(0.22)	—	(0.10)	(0.32)	—	$8.88	11.04%	$ 1	1.97%	1.35%	2.02%	1.40%	119%
December 31, 2015	$9.72	0.19	(1.40)	(1.21)	(0.18)	—	(0.05)	(0.23)	—	$8.28	-12.58%	$ 1	2.12%	1.35%	2.07%	1.30%	76%
Class C:
December 31, 2019	$8.32	0.09	1.67	1.76	(0.23)	—	(0.07)	(0.30)	—	$9.78	21.29%	$ 183	2.47%	2.10%	0.99%	0.62%	99%
December 31, 2018	$9.41	0.18	(1.00)	(0.82)	(0.14)	—	(0.13)	(0.27)	—	$8.32	-8.90%	$ 29	2.43%	2.10%	2.11%	1.78%	83%
December 31, 2017	$8.89	0.11	0.68	0.79	(0.20)	—	(0.07)	(0.27)	—	$9.41	8.94%	$ 1	2.57%	2.10%	1.18%	0.71%	81%
December 31, 2016	$8.29	0.16	0.71	0.87	(0.18)	—	(0.09)	(0.27)	—	$8.89	10.49%	$ 1	2.72%	2.10%	1.28%	0.66%	119%
December 31, 2015	$9.72	0.12	(1.38)	(1.26)	(0.13)	—	(0.04)	(0.17)	—	$8.29	-13.08%	$ 1	2.87%	2.10%	1.33%	0.56%	76%
Class Y:
December 31, 2019	$8.19	0.19	1.65	1.84	(0.29)	—	(0.09)	(0.38)	—	$9.65	22.63%	$ 5,553	1.47%	1.10%	2.09%	1.72%	99%
December 31, 2018	$9.30	0.19	(0.95)	(0.76)	(0.18)	—	(0.17)	(0.35)	—	$8.19	-8.31%	$ 7,409	1.43%	1.10%	2.12%	1.79%	83%
December 31, 2017	$8.83	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	—	$9.30	9.64%	$12,262	1.57%	1.10%	2.11%	1.64%	81%
December 31, 2016	$8.27	0.20	0.72	0.92	(0.25)	—	(0.11)	(0.36)	—	$8.83	11.14%	$ 4,675	1.72%	1.10%	2.30%	1.68%	119%
December 31, 2015	$9.72	0.24	(1.42)	(1.18)	(0.18)	—	(0.09)	(0.27)	—	$8.27	-12.32%	$ 2,058	1.87%	1.10%	2.58%	1.81%	76%
Class I:
December 31, 2019	$8.18	0.19	1.64	1.83	(0.29)	—	(0.09)	(0.38)	—	$9.63	22.53%	$77,622	1.47%	1.10%	2.07%	1.70%	99%
December 31, 2018	$9.29	0.19	(0.95)	(0.76)	(0.17)	—	(0.18)	(0.35)	—	$8.18	-8.32%	$51,139	1.43%	1.10%	2.13%	1.80%	83%
December 31, 2017	$8.82	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	—	$9.29	9.65%	$65,283	1.57%	1.10%	2.15%	1.67%	81%
December 31, 2016	$8.26	0.20	0.72	0.92	(0.25)	—	(0.11)	(0.36)	—	$8.82	11.15%	$55,882	1.72%	1.10%	2.30%	1.68%	119%
December 31, 2015	$9.71	0.22	(1.40)	(1.18)	(0.20)	—	(0.07)	(0.27)	—	$8.26	-12.33%	$50,405	1.87%	1.10%	2.41%	1.64%	76%

*	Distributions for annual periods determined in accordance with federal income tax regulations.
†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Redemption fees were eliminated effective September 1, 2016.

See Notes to Financial Statements.
2019 Annual Report53

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements
December 31, 2019

1.Organization
Brookfield Investment Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust consists of seven separate investment series, four of which are included in this report; Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”) and Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”). The Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund are classified as “diversified” investment companies, and the U.S. Real Estate Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended.
Each Fund currently has four classes of shares: Class A, Class C, Class Y and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund.
Brookfield Public Securities Group LLC (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.
The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of each Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
54Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
2019 Annual Report55

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)
Infrastructure Fund
The following table summarizes the Infrastructure Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2019:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 6,658,820	$ —	$ 6,658,820
Brazil	—	4,902,218	—	4,902,218
Canada	27,359,265	—	—	27,359,265
China	—	7,732,702	—	7,732,702
Denmark	2,451,166	—	—	2,451,166
France	—	11,917,031	—	11,917,031
Hong Kong	—	1,644,726	—	1,644,726
Italy	—	7,186,231	—	7,186,231
Japan	—	3,302,222	—	3,302,222
Luxembourg	—	2,521,595	—	2,521,595
Mexico	3,177,484	—	—	3,177,484
Portugal	—	2,870,523	—	2,870,523
Spain	—	5,388,887	—	5,388,887
United Kingdom	—	17,252,214	—	17,252,214
United States	116,071,402	—	—	116,071,402
Total Common Stocks	149,059,317	71,377,169	—	220,436,486
Total	$ 149,059,317	$ 71,377,169	$ —	$ 220,436,486
For further information regarding security characteristics, see the Schedule of Investments.
56Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

Global Real Estate Fund
The following table summarizes the Global Real Estate Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2019:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 46,224,578	$ —	$ 46,224,578
Canada	61,749,014	—	—	61,749,014
France	34,465,861	—	—	34,465,861
Germany	—	26,209,960	—	26,209,960
Hong Kong	—	70,951,842	—	70,951,842
Japan	10,927,190	142,355,530	—	153,282,720
Singapore	—	66,636,728	—	66,636,728
Spain	—	9,148,969	—	9,148,969
United Kingdom	—	79,917,022	—	79,917,022
United States	591,338,874	—	—	591,338,874
Total Common Stocks	698,480,939	441,444,629	—	1,139,925,568
Total	$ 698,480,939	$ 441,444,629	$ —	$1,139,925,568
For further information regarding security characteristics, see the Schedule of Investments.
U.S. Real Estate Fund
The following table summarizes the U.S. Real Estate Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2019:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 15,131,802	$ —	$ —	$ 15,131,802
Total Investments	$ 15,131,802	$ —	$ —	$ 15,131,802
For further information regarding security characteristics, see the Schedule of Investments.
2019 Annual Report57

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

Real Assets Securities Fund
The following table summarizes the Real Assets Securities Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2019:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 2,035,739	$ —	$ 2,035,739
Brazil	—	711,194	—	711,194
Canada	6,410,178	—	—	6,410,178
China	—	1,212,273	—	1,212,273
Denmark	351,644	—	—	351,644
France	738,259	1,904,498	—	2,642,757
Germany	—	539,286	—	539,286
Hong Kong	—	1,767,642	—	1,767,642
Italy	—	1,096,223	—	1,096,223
Japan	222,197	3,482,750	—	3,704,947
Luxembourg	—	418,860	—	418,860
Mexico	510,342	—	—	510,342
Portugal	—	430,904	—	430,904
Singapore	—	1,419,528	—	1,419,528
Spain	—	1,045,845	—	1,045,845
United Kingdom	—	4,569,507	—	4,569,507
United States	32,261,645	—	—	32,261,645
Total Common Stocks	40,494,265	20,634,249	—	61,128,514
Convertible Preferred Stocks:
United States	450,323	—	—	450,323
Corporate Bonds:
Canada	—	470,195	—	470,195
United States	—	13,785,694	—	13,785,694
Total Corporate Bonds	—	14,255,889	—	14,255,889
Preferred Stocks:
United States	5,043,016	174,435	—	5,217,451
Total	$ 45,987,604	$ 35,064,573	$ —	$ 81,052,177
For further information regarding security characteristics, see the Schedule of Investments.
58Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statements of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Infrastructure Fund and Real Assets Securities Fund invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Funds and could cause a greater portion of the income and gain allocated to the Funds to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amounts the Funds can distribute to shareholders and could increase the percentage of Funds distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year generally will reduce the Funds’ taxable income (and earnings and profits), but those deductions may be recaptured in the Funds’ taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when a Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Funds’ shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Funds, based upon relative average net
2019 Annual Report59

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution fees, which are unique to each class of shares.
Distributions: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at www.brookfield.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Funds’ financial statements.
3.Investment Advisory Agreements and Related Party Transactions
The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
60Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund’s average daily net assets:
Annual Cap on expenses	Annual Advisory Fee Rate	Annual Expense Cap
Infrastructure Fund
Class A	0.85%	1.35%
Class C	0.85%	2.10%
Class Y	0.85%	1.10%
Class I	0.85%	1.10%
Global Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class Y	0.75%	0.95%
Class I	0.75%	0.95%
U.S. Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class Y	0.75%	0.95%
Class I	0.75%	0.95%
Real Assets Securities Fund
Class A	0.85%	1.35%
Class C	0.85%	2.10%
Class Y	0.85%	1.10%
Class I	0.85%	1.10%
Pursuant to operating expense limitation agreements (the “Expense Limitation Agreements”), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund’s total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund’s business) at certain levels. The Expense Limitation Agreements will continue until at least May 1, 2020 and may not be terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, any waivers and/or reimbursements made by the Adviser are subject to recoupment from a Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that a Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
2019 Annual Report61

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration are listed in the table below:
Expiration Period	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Less than 1 year	$385,142	$ 720,729	$307,149	$328,094
Within 1 to 2 years	210,393	394,958	211,872	255,561
Within 2 to 3 years	159,071	433,994	176,861	252,849
Total amount subject to recoupment	$754,606	$1,549,681	$695,882	$836,504
For the year ended December 31, 2019, the Adviser did not recoup any expenses.
Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
4.Purchases and Sales of Investments
Purchases and sales of investments, excluding U.S. Government securities, for the year ended December 31, 2019 were as follows:
Fund	Purchases	Sales
Infrastructure Fund	$ 165,799,220	$ 164,414,757
Global Real Estate Fund	1,250,814,975	1,971,252,053
U.S. Real Estate Fund	16,543,504	17,387,732
Real Assets Securities Fund	78,684,213	66,502,557
During the year ended December 31, 2019, there were no transactions in U.S. Government securities.
5.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class Y” Shares, and “Class I” Shares.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.
62Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

	Infrastructure Fund
	2019 [1]		2018 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	193,731	$ 2,544,911	142,585	$ 1,645,506
Reinvestment of distributions	16,300	216,787	15,893	189,688
Redemptions	(227,986)	(2,956,292)	(588,508)	(7,382,567)
Net Decrease	(17,955)	$ (194,594)	(430,030)	$ (5,547,373)
Class C	Shares	Amount	Shares	Amount
Subscriptions	197,364	$ 2,554,859	244,583	$ 2,840,061
Reinvestment of distributions	13,250	173,915	17,706	207,831
Redemptions	(400,605)	(4,928,783)	(339,989)	(4,123,497)
Net Decrease	(189,991)	$ (2,200,009)	(77,700)	$ (1,075,605)
Class I	Shares	Amount	Shares	Amount
Subscriptions	625,833	$ 8,426,427	2,153,487	$ 27,005,207
Reinvestment of distributions	366,458	4,883,077	438,051	5,242,095
Redemptions	(1,249,482)	(16,410,032)	(5,341,234)	(67,129,291)
Net Decrease	(257,191)	$ (3,100,528)	(2,749,696)	$(34,881,989)
Class Y	Shares	Amount	Shares	Amount
Subscriptions	1,701,356	$ 22,349,290	3,003,970	$ 35,542,428
Reinvestment of distributions	168,863	2,251,346	159,497	1,907,873
Redemptions	(1,830,652)	(23,285,922)	(2,001,418)	(24,430,840)
Net Increase	39,567	$ 1,314,714	1,162,049	$ 13,019,461

	Global Real Estate Fund
	2019 [1]		2018 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	726,204	$ 9,700,981	513,473	$ 6,529,570
Reinvestment of distributions	21,821	292,254	15,398	193,373
Redemptions	(380,578)	(4,896,393)	(589,919)	(7,545,480)
Net Increase (Decrease)	367,447	$ 5,096,842	(61,048)	$ (822,537)
Class C	Shares	Amount	Shares	Amount
Subscriptions	545,854	$ 7,316,330	500,782	$ 6,072,768
Reinvestment of distributions	18,762	249,824	8,556	106,259
Redemptions	(411,530)	(5,343,635)	(301,409)	(3,728,788)
Net Increase	153,086	$ 2,222,519	207,929	$ 2,450,239
Class I	Shares	Amount	Shares	Amount
Subscriptions	3,654,722	$ 48,405,034	4,877,747	$ 62,253,877
Reinvestment of distributions	1,230,688	16,528,194	1,142,436	14,387,595
Redemptions	(7,225,587)	(96,165,989)	(9,501,710)	(121,474,750)
Net Decrease	(2,340,177)	$(31,232,761)	(3,481,527)	$ (44,833,278)
2019 Annual Report63

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

	Global Real Estate Fund
	2019 [1]		2018 [2]
Class Y	Shares	Amount	Shares	Amount
Subscriptions	19,478,954	$ 258,009,249	38,694,982	$ 493,555,230
Reinvestment of distributions	2,655,922	35,796,954	3,235,338	40,802,645
Redemptions	(71,930,868)	(955,915,875)	(51,661,124)	(650,976,737)
Net Decrease	(49,795,992)	$(662,109,672)	(9,730,804)	$(116,618,862)

	U.S. Real Estate Fund
	2019 [1]		2018 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	7,644	$ 85,312	4,232	$ 40,294
Reinvestment of distributions	78	847	132	1,269
Redemptions	(9,315)	(101,392)	(8,559)	(82,228)
Net Decrease	(1,593)	$ (15,233)	(4,195)	$ (40,665)
Class C	Shares	Amount	Shares	Amount
Subscriptions	141	$ 1,500	4,665	$ 42,924
Reinvestment of distributions	123	1,354	1,024	9,813
Redemptions	(98)	(1,071)	(48,840)	(456,260)
Net Increase (Decrease)	166	$ 1,783	(43,151)	$ (403,523)
Class I	Shares	Amount	Shares	Amount
Subscriptions	572,726	$ 6,095,000	563,152	$ 5,420,000
Reinvestment of distributions	16,668	179,145	69,745	669,521
Redemptions	(675,676)	(7,000,000)	(1,521,300)	(15,000,015)
Net Decrease	(86,282)	$ (725,855)	(888,403)	$ (8,910,494)
Class Y	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	10,085	$ 96,413
Reinvestment of distributions	521	5,707	208	1,965
Redemptions	(3)	(38)	—	—
Net Increase	518	$ 5,669	10,293	$ 98,378

	Real Assets Securities Fund
	2019 [1]		2018 [2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	20,190	$ 195,041	—	$ —
Reinvestment of distributions	378	3,656	4	34
Redemptions	(1,746)	(16,571)	—	—
Net Increase	18,822	$ 182,126	4	$ 34
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

	Real Assets Securities Fund
	2019 [1]		2018 [2]
Class C	Shares	Amount	Shares	Amount
Subscriptions	15,065	$ 145,493	3,317	$ 29,226
Reinvestment of distributions	231	2,234	31	255
Redemptions	(59)	(570)	—	—
Net Increase	15,237	$ 147,157	3,348	$ 29,481
Class I	Shares	Amount	Shares	Amount
Subscriptions	1,551,188	$15,000,000	72,208	$ 643,100
Reinvestment of distributions	256,739	2,432,455	249,344	2,175,320
Redemptions	—	—	(1,099,384)	(9,549,908)
Net Increase (Decrease)	1,807,927	$17,432,455	(777,832)	$(6,731,488)
Class Y	Shares	Amount	Shares	Amount
Subscriptions	82,449	$ 777,574	604,264	$ 5,456,569
Reinvestment of distributions	27,200	257,651	65,501	574,524
Redemptions	(438,461)	(4,092,527)	(1,084,065)	(9,292,282)
Net Decrease	(328,812)	$ (3,057,302)	(414,300)	$(3,261,189)

1 For the Year Ended December 31, 2019.
2 For the Year Ended December 31, 2018.
6.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2019 for the Trust is $75,000,000. For the year ended December 31, 2019, the average interest rate on the outstanding principal amount for the Infrastructure Fund, Global Real Estate Fund, U.S. Real Estate Fund and Real Assets Securities Fund was 5.25%, 4.98%, 4.60% and 5.25%, respectively. Advances are not collateralized by a first lien against a Fund’s assets.
During the year ended December 31, 2019, the Infrastructure Fund, Global Real Estate Fund, U.S. Real Estate Fund and Real Assets Securities Fund utilized the credit facility for 18 days, 29 days, 12 days and 2 days, respectively, and had an outstanding average daily loan balance of $1,244,889, $4,838,207, $68,167 and $473,500, respectively. The maximum amount outstanding during the year was $4,666,000, $25,243,000, $118,000 and $480,000, respectively, and the interest expense amounted to $3,268, $19,391, $104 and $138, respectively. At December 31, 2019, the Funds did not have an amount outstanding on the credit facility.
7.Federal Income Tax Information
Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a
2019 Annual Report65

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2019

tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2019, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2019, open taxable periods consisted of the taxable years ended December 31, 2016 through December 31, 2019. No examination of the Funds’ tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the year ended December 31, 2019 were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$4,879,953	$67,834,144	$562,847	$2,179,634
Long-term capital gains	—	2,678,415	—	—
Return of capital	3,462,332	—	—	647,698
Total distributions	$8,342,285	$70,512,559	$562,847	$2,827,332
The tax character of distributions paid for the year ended December 31, 2018 were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$1,145,407	$40,292,057	$595,969	$1,513,320
Return of capital	7,356,654	37,157,782	313,320	1,509,348
Total distributions	$8,502,061	$77,449,839	$909,289	$3,022,668
At December 31, 2019, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Post-October loss	$ (5,341)	$ —	$ —	$ —
Undistributed ordinary income	—	—	14,670	—
Undistributed capital gains	—	1,812,837	152,902	—
Capital loss carryforward(1)	(14,297,305)	—	—	(5,357,547)
Other accumulated gains (losses)	(6,093,579)	7,244	(846)	(363,077)
Tax basis unrealized appreciation on investments and foreign currency	41,615,159	89,599,710	1,393,183	6,902,388
Total tax basis net accumulated gains	$ 21,218,934	$91,419,791	$1,559,909	$ 1,181,764

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2019, the Infrastructure Fund's capital loss carryforwards were $14,297,305, which can be used to offset future realized short-term capital gains and the Real Assets Securities Fund's capital loss carryforwards were $3,838,253, which can be used to offset future realized short-term capital gains and
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (concluded)
December 31, 2019

$1,519,294, which can be used to offset future realized long-term capital gains. The capital loss carryforwards will not expire.
Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2019 was as follows:
Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Infrastructure Fund	$ 178,821,327	$ 47,749,445	$ (6,134,286)	$41,615,159
Global Real Estate Fund	1,050,325,858	113,869,946	(24,270,236)	89,599,710
U.S. Real Estate Fund	13,738,619	1,711,966	(318,783)	1,393,183
Real Assets Securities Fund	74,149,789	9,095,403	(2,193,015)	6,902,388
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.
At December 31, 2019, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:
	Paid-in capital	Distributions in excess of net investment income	Accumulated realized loss
Infrastructure Fund	$9,676,389	$ 771,038	$(10,447,427)
Global Real Estate Fund	(176,165)	26,643,441	(26,467,276)
U.S. Real Estate Fund	(3,551)	240,868	(237,317)
Real Assets Securities Fund	475,214	579,385	(1,054,599)
8.Indemnification
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.
9.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no additional events that require recognition or disclosure in the financial statements.
2019 Annual Report67

BROOKFIELD INVESTMENT FUNDS
Report of Independent Registered Public Accounting Firm
December 31, 2019

To the Board of Trustees of Brookfield Investment Funds and Shareholders of:
Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Brookfield Global Listed Infrastructure Fund, Brookfield Global Listed Real Estate Fund, Brookfield U.S. Listed Real Estate Fund, and Brookfield Real Assets Securities Fund (the “Funds”) each a series comprising the Brookfield Investment Funds, including the schedules of investments as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Brookfield Investment Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Chicago, Illinois
February 26, 2020
We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.
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BROOKFIELD INVESTMENT FUNDS
Tax Information
December 31, 2019

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the year ended December 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
Infrastructure Fund	100.00%
Global Real Estate Fund	28.49%
U.S. Real Estate Fund	1.16%
Real Assets Securities Fund	50.67%
For corporate shareholders, the percentage of ordinary distributions qualifying for the corporate dividends received deductions for the year ended December 31, 2019, was as follows:
Infrastructure Fund	30.82%
Global Real Estate Fund	1.68%
U.S. Real Estate Fund	1.52%
Real Assets Securities Fund	14.00%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:
Infrastructure Fund	0.00%
Global Real Estate Fund	0.00%
U.S. Real Estate Fund	42.16%
Real Assets Securities Fund	0.00%
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BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Funds.
Trustees of the Funds
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Principal of Trimblestone Investment Co. (2019-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Employee of Arthur Andersen LLP (2002-Present).	10
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10
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BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Trustees of the Funds  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10
2019 Annual Report71

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Funds
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2013	President of several investment companies advised by the Adviser (2014–Present); Managing Director (2014–
Present), Assistant General Counsel (2010–2017); General Counsel, (2017–Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016–Present); Director of Brookfield Soundvest Capital Management (2015–2018).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2014	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Accounting and Administration of the Adviser (2012-Present);
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.
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BROOKFIELD INVESTMENT FUNDS
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Each Fund's Form N-PORT is available on the SEC's website at www.sec.gov.
You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.
Other Compliance Matters
Dan C. Tutcher is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Inc. However, from time to time, the Adviser may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge Inc. at any time. As of December 31, 2019, the Infrastructure Fund's and Real Asset Securities Fund's ownership of Enbridge, Inc. was $9,271,969 or 4.1% and $1,646,769 or 2.0% of net assets, respectively.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $138,000 and $134,000 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, Deloitte billed the Registrant aggregate fees of $33,200 and $67,859, respectively. Each bill is for professional services rendered for tax compliance, tax advice, tax planning and tax reclaim services. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Funds’ two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, Deloitte billed the Registrant aggregate fees of $0 and $0, respectively, for all other non-audit services (“Other Fees”). During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte in 2018 and 2017 for non-audit services rendered to the Funds and Fund Service Providers were $178,200 and $207,859, respectively. For the fiscal years ended December 31, 2019 and December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $145,000 and $140,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: March 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: March 11, 2020

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: March 11, 2020